[JANUS LOGO]

                   Janus Aspen Series

                              PROSPECTUS
                              MAY 1, 1999
                              Worldwide Growth Portfolio
                              Balanced Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes two mutual funds (the "Portfolios") with different investment objectives, including growth of capital, and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers two classes of shares. The Institutional Shares, (the "Shares"), are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts, as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Worldwide Growth Portfolio...............................    2
                   Balanced Portfolio.......................................    4
                   Fees and expenses........................................    6
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Worldwide Growth Portfolio...............................    7
                   Balanced Portfolio.......................................    8
                   General portfolio policies...............................    9
                   Risks for Worldwide Growth and Balanced Portfolios.......   11
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   13
                   Management expenses and expense limits...................   13
                   Investment personnel.....................................   14
                OTHER INFORMATION...........................................   15
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   16
                   Taxes....................................................   16
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   17
                   Purchases................................................   17
                   Redemptions..............................................   17
                   Shareholder communications...............................   18
                FINANCIAL HIGHLIGHTS........................................   19
                GLOSSARY
                   Glossary of investment terms.............................   21


                                                            Table of contents  1

Risk return summary

WORLDWIDE GROWTH PORTFOLIO

          Worldwide Growth Portfolio is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT IS THE INVESTMENT OBJECTIVE OF WORLDWIDE GROWTH PORTFOLIO?
--------------------------------------------------------------------------------

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolio's Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF WORLDWIDE GROWTH PORTFOLIO?

          The portfolio manager applies a "bottom up" approach in choosing investments. In other words, she looks for companies with earnings growth potential one at a time. If the portfolio manager is unable to find investments with earnings growth potential, a significant portion of the Portfolio's assets may be in cash or similar investments.

          Worldwide Growth Portfolio invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN WORLDWIDE GROWTH PORTFOLIO?

          The biggest risk is that the Portfolio returns may vary, and you could lose money. If you are considering investing in Worldwide Growth Portfolio, remember that it is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of the Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Portfolio could also decrease if the stock market goes down. If the value of the Portfolio decreases, its net asset value (NAV) will also decrease, which means if you sell your shares in the Portfolio you would get back less money.

          Worldwide Growth Portfolio may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          An investment in this Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides an indication of the risks of investing in Worldwide Growth Portfolio by showing how Worldwide Growth Portfolio's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Shares of the Portfolio for the periods indicated to a broad-based securities market index.

 2 Janus Aspen Series

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Worldwide Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      1.53%   27.37%   29.04%   22.15%   28.92%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.87%  Worst Quarter 3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         28.92%    21.32%         24.06%
                Morgan Stanley International Worldwide Index*             24.34%    15.68%         14.39%
                                                                      ----------------------------------------

           * The Morgan Stanley International Worldwide Index is a market capitalization weighted index composed of countries representative of the market structure of 47 Developed and Emerging Markets.

          Worldwide Growth Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk return summary  3

BALANCED PORTFOLIO

          Balanced Portfolio is designed for investors who primarily seek growth of capital with current income. It is not designed for investors who desire a consistent level of income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF BALANCED PORTFOLIO?

--------------------------------------------------------------------------------

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          The Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF BALANCED PORTFOLIO?

          The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for equity and income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          Balanced Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN BALANCED PORTFOLIO?

          The biggest risk is that the Portfolio's returns may vary, and you could lose money. If you are considering investing in Balanced Portfolio, remember that it is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of the Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Portfolio could also decrease if the stock market goes down. If the value of the Portfolio decreases, its NAV will also decrease, which means if you sell your shares in the Portfolio you would get back less money.

          The income component of the Portfolio's holdings includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          An investment in this Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 4 Janus Aspen Series

          The following information provides an indication of the risks of investing in Balanced Portfolio by showing how Balanced Portfolio's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Shares of the Portfolio for the period indicated to a broad-based securities market index.

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Balanced Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      0.84%   24.79%   16.18%   22.10%   34.28%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.32%  Worst Quarter 3rd-1998 (4.97%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Balanced Portfolio - Institutional Shares                 34.28%    19.11%         19.53%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                Lehman Brothers Gov't/Corp Bond Index**                    9.47%     7.30%          6.90%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Balanced Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk return summary  5

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. The information shown is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended December 31, 1998. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                    Total Annual Fund                          Total Annual Fund
                                                                    Operating Expenses                         Operating Expenses
                                           Management      Other      Without Waivers          Total              With Waivers
                                              Fee         Expenses     or Reductions*  Waivers and Reductions    or Reductions*
    Worldwide Growth Portfolio               0.67%          0.07%          0.74%               0.02%                  0.72%
    Balanced Portfolio                       0.72%          0.02%          0.74%                 N/A                  0.74%

--------------------------------------------------------------------------------
   * All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for Worldwide Growth and Balanced Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses.
     Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Worldwide Growth Portfolio                                      $76       $237       $411        $918
    Balanced Portfolio                                              $76       $237       $411        $918

 6 Janus Aspen Series

                                     Investment objectives, principal investment
                                                strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  Balanced Portfolio                                      Janus Balanced Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

WORLDWIDE GROWTH PORTFOLIO

          This section takes a closer look at the investment objective of Worldwide Growth Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 11-12 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand Worldwide Growth Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          The Portfolio may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. In other words, she seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. She makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolio. Income realized on the Portfolio's investments will be incidental to its objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio manager seeks companies that meet her selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected

             Investment objectives, principal investment strategies and risks 7 levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Although Worldwide Growth Portfolio does not emphasize companies of any particular size, a Portfolio with a larger asset base is more likely to invest in larger, more established issuers.

BALANCED PORTFOLIO

          This section takes a closer look at the investment objective of Balanced Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 11-12 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

The following questions and answers are designed to help you better understand Balanced Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR BALANCED PORTFOLIO IN COMPARISON TO WORLDWIDE GROWTH PORTFOLIO?

          Because income is a part of the investment objective of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks for this Portfolio.

2. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

3. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S INVESTMENTS?

          The growth component of the Portfolio's investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

 8 Janus Aspen Series

4. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to Worldwide Growth and Balanced Portfolio. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Worldwide Growth Portfolio invests primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. Balanced Portfolio also invests in domestic and foreign equity securities with varying degrees of emphasis on income. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk securities (less than 35% of each Portfolio's assets)

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the

             Investment objectives, principal investment strategies and risks  9

          U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

 10 Janus Aspen Series

RISKS FOR WORLDWIDE GROWTH AND BALANCED PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

The following questions and answers are designed to help you better understand some of the risks of investing in Worldwide Growth and Balanced Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

            Investment objectives, principal investment strategies and risks  11

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?

          High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

4. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

5. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

          The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Portfolio's performance could suffer.

 12 Janus Aspen Series

                                                    Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                         Average Daily
                                                           Net Assets          Annual Rate      Expense Limit
     Fee Schedule                                        of Portfolio        Percentage (%)    Percentage (%)
     Worldwide Growth and                             First $300 Million           0.75               N/A(1)
     Balanced Portfolios                              Next $200 Million            0.70
                                                      Over $500 Million            0.65
-------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to reduce Worldwide Growth and Balanced Portfolio's management fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory contracts. The effective rate is the management fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Worldwide Fund and Janus Balanced Fund were 0.65%, and 0.67%, respectively, for the quarter ended March 31, 1999.

                                                Management of the portfolios  13

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Worldwide Growth Portfolio and co-manager of International Growth
            Portfolio, which she has managed or co-managed since inception.
            Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Balanced Portfolio, which he has managed since May 1996 and Equity Income Portfolio, which he has managed since inception. He is an assistant portfolio manager of Growth Portfolio. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Balanced Fund since January 1996 and Janus Equity Income Fund since inception.
            He has been an assistant portfolio manager of Janus Fund since January 1995. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

 14 Janus Aspen Series

                                                               Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          YEAR 2000

          Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolios with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolios invest or worldwide markets and economies.

                                                           Other information  15

Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio makes semi-annual distributions in June and December of substantially all of its investment income and an annual distribution in June of its net realized gains, if any. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Worldwide Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Worldwide Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under
          Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 16 Janus Aspen Series

                                                             Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. A PORTFOLIO MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

                                                         Shareholder's guide  17

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 18 Janus Aspen Series

                                                            Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years. Items 1 through 9 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

                                     WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ending December 31
                                                                   1998          1997         1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $23.39        $19.44      $15.31      $12.07     $11.89
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.16          0.16        0.16        0.11       0.04
  3. Net gains or losses on securities (both realized and
     unrealized)                                                      6.59          4.14        4.27        3.19       0.14
  4. Total from investment operations                                 6.75          4.30        4.43        3.30       0.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.18)        (0.17)      (0.17)      (0.06)         --
  6. Dividends (in excess of net investment income)                     --        (0.02)          --          --         --
  7. Tax return of capital distributions                                --            --          --          --         --
  8. Distributions (from capital gains)                                 --        (0.16)      (0.13)          --         --
  9. Distributions (in excess of realized gains)                    (0.87)            --          --          --         --
 10. Total distributions                                            (1.05)        (0.35)      (0.30)      (0.06)         --
 11. NET ASSET VALUE, END OF PERIOD                                 $29.09        $23.39      $19.44      $15.31     $12.07
 12. Total return                                                   28.92%        22.15%      29.04%      27.37%      1.53%
 13. Net assets, end of period (in thousands)                   $2,890,375    $1,576,548    $582,603    $108,563    $37,728
 14. Average net assets for the period (in thousands)           $2,217,695    $1,148,951    $304,111     $59,440    $22,896
 15. Ratio of gross expenses to average net assets                   0.72%(6)      0.74%(5)    0.80%(4)    0.90%(3)     N/A
 16. Ratio of net expenses to average net assets                     0.72%         0.74%       0.80%       0.87%      1.18%(1)(2)
 17. Ratio of net investment income to average net assets            0.64%         0.67%       0.83%       0.95%      0.50%
 18. Portfolio turnover rate                                           77%           80%         62%        113%       217%
----------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.49% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The ratio was 1.09% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(4) The ratio was 0.91% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(5) The ratio was 0.81% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

                                                        Financial highlights  19

                                       BALANCED PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $17.47      $14.77     $13.03      $10.63      $10.64
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.39        0.34       0.32        0.17        0.15
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                    5.51        2.89       1.81        2.45      (0.06)
  4. Total from investment operations                               5.90        3.23       2.13        2.62        0.09
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.38)      (0.35)     (0.30)      (0.22)      (0.10)
  6. Tax return of capital distributions                              --          --         --          --          --
  7. Distributions (from capital gains)                           (0.45)      (0.18)     (0.09)          --          --
  8. Distributions (in excess of realized gains)                  (0.04)          --         --          --          --
  9. Total distributions                                          (0.87)      (0.53)     (0.39)      (0.22)      (0.10)
 10. NET ASSET VALUE, END OF PERIOD                               $22.50      $17.47     $14.77      $13.03      $10.63
 11. Total return                                                 34.28%      22.10%     16.18%      24.79%       0.84%
 12. Net assets, end of period (in thousands)                   $882,495    $362,409    $85,480     $14,021      $3,153
 13. Average net assets for the period (in thousands)           $555,002    $176,432    $43,414      $5,739      $2,336
 14. Ratio of gross expenses to average net assets                 0.74%(6)    0.83%(5)   0.94%(4)    1.37%(3)      N/A
 15. Ratio of net expenses to average net assets                   0.74%       0.82%      0.92%       1.30%       1.57%(1)(2)
 16. Ratio of net investment income to average net assets          2.41%       2.87%      2.92%       2.41%       1.90%
 17. Portfolio turnover rate                                         70%        139%       103%        149%        158%
------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(3) The ratio was 1.55% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(4) The ratio was 1.07% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(5) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.

 20 Janus Aspen Series

                                                    Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive

                                                Glossary of investment terms  21
          income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 22 Janus Aspen Series

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

                                                Glossary of investment terms  23
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

 24 Janus Aspen Series

[JANUS LOGO]

        1-800-29JANUS
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                         [JANUS LOGO]

                   Janus Aspen Series

                              PROSPECTUS
                              MAY 1, 1999
                              Growth Portfolio
                              Aggressive Growth Portfolio
                              Worldwide Growth Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes three mutual funds (the "Portfolios"). Each Portfolio of Janus Aspen Series currently offers two classes of shares. The Institutional Shares, (the "Shares"), are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts, as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Portfolio Summaries......................................    2
                   Fees and expenses........................................    6
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Investment Objectives and Principal Investment
                   Strategies...............................................    7
                   General portfolio policies...............................    9
                   Risks for the Portfolios.................................   11
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   13
                   Management expenses and expense limits...................   13
                   Investment personnel.....................................   14
                OTHER INFORMATION...........................................   15
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   16
                   Taxes....................................................   16
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   17
                   Purchases................................................   17
                   Redemptions..............................................   17
                   Shareholder communications...............................   18
                FINANCIAL HIGHLIGHTS........................................   19
                GLOSSARY
                   Glossary of investment terms.............................   22


                                                            Table of contents  1

Risk return summary

          The Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE PORTFOLIOS?

--------------------------------------------------------------------------------

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - AGGRESSIVE GROWTH PORTFOLIO seek long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. If you are considering investing in any of the Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio could also decrease if the stock market goes down. If the value of a Portfolio decreases, its net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

 2 Janus Aspen Series

          AGGRESSIVE GROWTH PORTFOLIO is nondiversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in the Portfolios by showing how each of the Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

                                                          Risk return summary  3

           GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      2.76%   30.17%   18.45%   22.75%   35.66%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  27.71%  Worst Quarter 3rd-1998 (10.92%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Growth Portfolio - Institutional Shares                   35.66%    21.41%         20.91%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Aggressive Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                     16.33%   27.48%    7.95%   12.66%   34.26%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  34.65%  Worst Quarter 3rd-1998 (14.98%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Aggressive Growth Portfolio - Institutional Shares        34.26%    19.35%         21.96%
                S&P 400 Mid Cap Index*                                    18.25%    18.67%         18.06%
                                                                      ----------------------------------------

           * The S&P 400 Mid Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 4 Janus Aspen Series

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Worldwide Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      1.53%   27.37%   29.04%   22.15%   38.92%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.87%  Worst Quarter 3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         28.92%    21.32%         24.06%
                Morgan Stanley International Worldwide Index*             24.34%    15.68%         14.39%
                                                                      ----------------------------------------

           * The Morgan Stanley International Worldwide Index is a market capitalization weighted index composed of countries representative of the market structure of 47 Developed and Emerging Markets.

          The Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  5

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. The information shown is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended December 31, 1998. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                    Total Annual Fund                          Total Annual Fund
                                                                    Operating Expenses                         Operating Expenses
                                           Management      Other      Without Waivers          Total              With Waivers
                                              Fee         Expenses     or Reductions*  Waivers and Reductions    or Reductions*
    Growth Portfolio                         0.72%          0.03%          0.75%               0.07%                  0.68%
    Aggressive Growth Portfolio              0.72%          0.03%          0.75%                 N/A                  0.75%
    Worldwide Growth Portfolio               0.67%          0.07%          0.74%               0.02%                  0.72%

--------------------------------------------------------------------------------
   * All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for Growth, Aggressive Growth and Worldwide Growth Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                                $77       $240       $417        $930
    Aggressive Growth Portfolio                                     $77       $240       $417        $930
    Worldwide Growth Portfolio                                      $76       $237       $411        $918

 6 Janus Aspen Series

                                     Investment objectives, principal investment
                                                strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

          This section takes a closer look at the investment objectives of each of the Portfolios, their principal investment strategies and certain risks of investing in the Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 11-12 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

             Investment objectives, principal investment strategies and risks  7

The following questions and answers are designed to help you better understand the Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments will be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. Although the other Portfolios offered by this Prospectus do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

 8 Janus Aspen Series

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk securities (less than 35% of each Portfolio's assets)

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United

             Investment objectives, principal investment strategies and risks  9

          States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

 10 Janus Aspen Series

RISKS FOR THE PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH PORTFOLIO AFFECT ITS RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

            Investment objectives, principal investment strategies and risks  11

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?

          High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

6. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

          The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Portfolio's performance could suffer.

 12 Janus Aspen Series

                                                    Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                          Average Daily
                                                           Net Assets         Annual Rate      Expense Limit
     Fee Schedule                                         of Portfolio       Percentage (%)    Percentage (%)
-------------------------------------------------------------------------------------------------------------
     Growth, Aggressive Growth                          First $300 Million        0.75               N/A(1)
     and Worldwide Growth                               Next $200 Million         0.70
     Portfolios                                         Over $500 Million         0.65
-------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to reduce Growth, Aggressive Growth and Worldwide Growth Portfolio's management fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory contracts. The effective rate is the management fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Fund, Janus Enterprise Fund and Janus Worldwide Fund were 0.65%, 0.69%, and 0.65%, respectively, for the quarter ended March 31, 1999.

                                                Management of the portfolios  13

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

JAMES P. CRAIG, III
--------------------------------------------------------------------------------
            is Chief Investment Officer of Janus Capital. He is Executive
            Vice President and portfolio manager of Growth Portfolio, which he has managed since inception. He has managed Janus Fund since
            1986 and has co-managed Janus Venture Fund since February 1,
            1997. Mr. Craig previously managed Janus Venture Fund from its inception, to December 1993, Janus Balanced Fund from December
            1993 to December 1995 and Balanced Portfolio from September 1993 through April 1996. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

JAMES P. GOFF
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Aggressive Growth Portfolio, which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise
            Fund since its inception. Mr. Goff co-managed or managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Worldwide Growth Portfolio and co-manager of International Growth
            Portfolio, which she has managed or co-managed since inception.
            Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

ASSISTANT PORTFOLIO MANAGERS

DAVID C. DECKER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive
            Vice President and portfolio manager of Janus Special Situations Fund. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

RON SACHS
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio. Mr. Sachs joined Janus Capital in 1996 as a research analyst.
            Prior to coming to Janus, he worked as a consultant for Bain & Company and as an attorney for Willkie, Farr & Gallagher. Mr.
            Sachs graduated from Princeton cum laude with an undergraduate degree in economics. He obtained his law degree from the University of Michigan. Mr. Sachs is a Chartered Financial
            Analyst.

 14 Janus Aspen Series

                                                               Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          YEAR 2000

          Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolios with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolios invest or worldwide markets and economies.

                                                           Other information  15

Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio makes semi-annual distributions in June and December of substantially all of its investment income and an annual distribution in June of its net realized gains, if any. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under
          Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 16 Janus Aspen Series

                                                             Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market values. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

                                                         Shareholder's guide  17

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 18 Janus Aspen Series

                                                            Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years. Items 1 through 9 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

                                       GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------
                                                                           Periods ending December 31
                                                              1998         1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                      $18.48        $15.51      $13.45      $10.57     $10.32
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                       0.05          0.15        0.17        0.28       0.09
  3. Net gains or losses on securities (both realized
     and unrealized)                                             6.36          3.34        2.29        2.90       0.20
  4. Total from investment operations                            6.41          3.49        2.46        3.18       0.29
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                    (0.05)        (0.15)      (0.17)      (0.30)     (0.04)
  6. Tax return of capital distributions                           --            --          --          --         --
  7. Distributions (from capital gains)                        (1.30)        (0.37)      (0.23)          --         --
  8. Total distributions                                       (1.35)        (0.52)      (0.40)      (0.30)     (0.04)
  9. NET ASSET VALUE, END OF PERIOD                            $23.54        $18.48      $15.51      $13.45     $10.57
 10. Total return                                              35.66%        22.75%      18.45%      30.17%      2.76%
 11. Net assets, end of period (in thousands)              $1,103,549      $608,281    $325,789    $126,911    $43,549
 12. Average net assets for the period (in thousands)        $789,454      $477,914    $216,125     $77,344    $26,464
 13. Ratio of gross expenses to average net assets              0.68%(6)      0.70%(5)    0.69%(4)    0.78%(3)     N/A
 14. Ratio of net expenses to average net assets                0.68%         0.69%       0.69%       0.76%      0.88%(1)(2)
 15. Ratio of net investment income to average net
     assets                                                     0.26%         0.91%       1.39%       1.24%      1.45%
 16. Portfolio turnover rate                                      73%          122%         87%        185%       169%
---------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.23% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(3) The ratio was 0.98% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.

                                                        Financial highlights  19

                                AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------
                                                                          Periods ending December 31
                                                             1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                    $20.55      $18.24      $17.08      $13.62     $11.80
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                       --          --          --        0.24       0.11
  3. Net gains or losses on securities (both realized
     and unrealized)                                           7.09        2.31        1.36        3.47       1.82
  4. Total from investment operations                          7.09        2.31        1.36        3.71       1.93
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                      --          --          --      (0.25)     (0.11)
  6. Tax return of capital distributions                         --          --      (0.01)          --         --
  7. Distributions (from capital gains)                          --          --      (0.19)          --         --
  8. Total distributions                                         --          --      (0.20)      (0.25)     (0.11)
  9. NET ASSET VALUE, END OF PERIOD                          $27.64      $20.55      $18.24      $17.08     $13.62
 10. Total return                                            34.26%      12.66%       7.95%      27.48%     16.33%
 11. Net assets, end of period (in thousands)              $772,943    $508,198    $383,693    $185,911    $41,289
 12. Average net assets for the period (in thousands)      $576,444    $418,464    $290,629    $107,582    $14,152
 13. Ratio of gross expenses to average net assets            0.75%(6)    0.76%(5)    0.76%(4)    0.86%(3)     N/A
 14. Ratio of net expenses to average net assets              0.75%       0.76%       0.76%       0.84%      1.05%(1)(2)
 15. Ratio of net investment income to average net
     assets                                                 (0.36%)     (0.10%)     (0.27%)       0.58%      2.18%
 16. Portfolio turnover rate                                   132%        130%         88%        155%       259%
---------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.14% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(3) The ratio was 0.93% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.

 20 Janus Aspen Series

                                     WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ending December 31
                                                                   1998          1997         1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $23.39        $19.44      $15.31      $12.07     $11.89
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.16          0.16        0.16        0.11       0.04
  3. Net gains or losses on securities (both realized and
     unrealized)                                                      6.59          4.14        4.27        3.19       0.14
  4. Total from investment operations                                 6.75          4.30        4.43        3.30       0.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.18)        (0.17)      (0.17)      (0.06)         --
  6. Dividends (in excess of net investment income)                     --        (0.02)          --          --         --
  7. Tax return of capital distributions                                --            --          --          --         --
  8. Distributions (from capital gains)                                 --        (0.16)      (0.13)          --         --
  9. Distributions (in excess of realized gains)                    (0.87)            --          --          --         --
 10. Total distributions                                            (1.05)        (0.35)      (0.30)      (0.06)         --
 11. NET ASSET VALUE, END OF PERIOD                                 $29.09        $23.39      $19.44      $15.31     $12.07
 12. Total return                                                   28.92%        22.15%      29.04%      27.37%      1.53%
 13. Net assets, end of period (in thousands)                   $2,890,375    $1,576,548    $582,603    $108,563    $37,728
 14. Average net assets for the period (in thousands)           $2,217,695    $1,148,951    $304,111     $59,440    $22,896
 15. Ratio of gross expenses to average net assets                   0.72%(6)      0.74%(5)    0.80%(4)    0.90%(3)     N/A
 16. Ratio of net expenses to average net assets                     0.72%         0.74%       0.80%       0.87%      1.18%(1)(2)
 17. Ratio of net investment income to average net assets            0.64%         0.67%       0.83%       0.95%      0.50%
 18. Portfolio turnover rate                                           77%           80%         62%        113%       217%
------------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.49% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The ratio was 1.09% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(4) The ratio was 0.91% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(5) The ratio was 0.81% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

                                                        Financial highlights  21

Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive

 22 Janus Aspen Series
          income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  23

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

 24 Janus Aspen Series
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

                                                Glossary of investment terms  25

[JANUS LOGO]

        1-800-29JANUS
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                         [JANUS LOGO]

                   Janus Aspen Series

                              PROSPECTUS
                              MAY 1, 1999
                              Growth Portfolio
                              Worldwide Growth Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes two mutual funds (the "Portfolios"). Each Portfolio of Janus Aspen Series currently offers two classes of shares. The Institutional Shares, (the "Shares"), are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts, as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Portfolio Summaries......................................    2
                   Fees and expenses........................................    5
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Investment Objectives and Principal Investment
                   Strategies...............................................    6
                   General portfolio policies...............................    8
                   Risks for the Portfolios.................................   10
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   12
                   Management expenses and expense limits...................   12
                   Investment personnel.....................................   13
                OTHER INFORMATION...........................................   14
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   15
                   Taxes....................................................   15
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   16
                   Purchases................................................   16
                   Redemptions..............................................   16
                   Shareholder communications...............................   17
                FINANCIAL HIGHLIGHTS........................................   18
                GLOSSARY
                   Glossary of investment terms.............................   20


                                                            Table of contents  1

Risk return summary

          The Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE PORTFOLIOS?

--------------------------------------------------------------------------------

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. If you are considering investing in either of the Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio could also decrease if the stock market goes down. If the value of a Portfolio decreases, its net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 2 Janus Aspen Series

          The following information provides some indication of the risks of investing in the Portfolios by showing how each of the Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

                                                          Risk return summary  3

           GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      2.76%   30.17%   18.45%   22.75%   35.66%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  27.71%  Worst Quarter 3rd-1998 (10.92%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Growth Portfolio - Institutional Shares                   35.66%    21.41%         20.91%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Worldwide Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      1.53%   27.37%   29.04%   22.15%   28.92%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.87%  Worst Quarter 3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         28.92%    21.32%         24.06%
                Morgan Stanley International Worldwide Index*             24.34%    15.68%         14.39%
                                                                      ----------------------------------------

           * The Morgan Stanley International Worldwide Index is a market capitalization weighted index composed of countries representative of the market structure of 47 Developed and Emerging Markets.

          The Portfolios' past performance does not necessarily indicate how they will perform in the future.

 4 Janus Aspen Series

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. The information shown is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended December 31, 1998. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                    Total Annual Fund                          Total Annual Fund
                                                                    Operating Expenses                         Operating Expenses
                                           Management      Other      Without Waivers          Total              With Waivers
                                              Fee         Expenses     or Reductions*  Waivers and Reductions    or Reductions*
    Growth Portfolio                         0.72%          0.03%          0.75%               0.07%                  0.68%
    Worldwide Growth Portfolio               0.67%          0.07%          0.74%               0.02%                  0.72%

--------------------------------------------------------------------------------
   * All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for Growth and Worldwide Growth Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses.
     Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                                $77       $240       $417        $930
    Worldwide Growth Portfolio                                      $76       $237       $411        $918

                                                          Risk return summary  5

Investment objectives, principal investment
           strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

          This section takes a closer look at the investment objectives of each of the Portfolios, their principal investment strategies and certain risks of investing in the Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 10-11 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments will be incidental to their objectives.

 6 Janus Aspen Series

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Although the Portfolios do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

3. WHAT IS MEANT BY A PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Dollar-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY A PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK SECURITY?

          A high-yield/high-risk security (also called a "junk" bond) is a debt security rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

             Investment objectives, principal investment strategies and risks  7

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to both of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Growth and Worldwide Growth Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk securities (less than 35% of each Portfolio's assets)

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United

 8 Janus Aspen Series

          States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

             Investment objectives, principal investment strategies and risks  9

RISKS FOR THE PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

 10 Janus Aspen Series

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?

          High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

4. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

5. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

          The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Portfolio's performance could suffer.

            Investment objectives, principal investment strategies and risks  11

Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                          Average Daily
                                                           Net Assets         Annual Rate      Expense Limit
     Fee Schedule                                        of Portfolio       Percentage (%)    Percentage (%)
-------------------------------------------------------------------------------------------------------------
     Growth and Worldwide                               First $300 Million        0.75               N/A(1)
     Growth Portfolios                                  Next $200 Million         0.70
                                                        Over $500 Million         0.65
-------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to reduce Growth and Worldwide Growth Portfolio's management fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory contracts. The effective rate is the management fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Fund and Janus Worldwide Fund were 0.65%, and 0.65, respectively, for the quarter ended March 31, 1999.

 12 Janus Aspen Series

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

JAMES P. CRAIG, III
--------------------------------------------------------------------------------
            is Chief Investment Officer of Janus Capital. He is Executive
            Vice President and portfolio manager of Growth Portfolio, which he has managed since inception. He has managed Janus Fund since
            1986 and has co-managed Janus Venture Fund since February 1,
            1997. Mr. Craig previously managed Janus Venture Fund from its inception, to December 1993, Janus Balanced Fund from December
            1993 to December 1995 and Balanced Portfolio from September 1993 through April 1996. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Worldwide Growth Portfolio and co-manager of International Growth
            Portfolio, which she has managed or co-managed since inception.
            Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

ASSISTANT PORTFOLIO MANAGER

DAVID C. DECKER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive
            Vice President and portfolio manager of Janus Special Situations Fund. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

                                                Management of the portfolios  13

Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          YEAR 2000

          Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolios with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolios invest or worldwide markets and economies.

 14 Janus Aspen Series

                                                         Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio, makes semi-annual distributions in June and December of substantially all of its investment income and an annual distribution in June of its net realized gains, if any. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distribution are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under
          Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  15

Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. A PORTFOLIO MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

 16 Janus Aspen Series

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  17

Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years. Items 1 through 9 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

                                       GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------
                                                                           Periods ending December 31
                                                              1998         1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                      $18.48      $15.51      $13.45      $10.57     $10.32
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                       0.05        0.15        0.17        0.28       0.09
  3. Net gains or losses on securities (both realized
     and unrealized)                                             6.36        3.34        2.29        2.90       0.20
  4. Total from investment operations                            6.41        3.49        2.46        3.18       0.29
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                    (0.05)      (0.15)      (0.17)      (0.30)     (0.04)
  6. Tax return of capital distributions                           --          --          --          --         --
  7. Distributions (from capital gains)                        (1.30)      (0.37)      (0.23)          --         --
  8. Total distributions                                       (1.35)      (0.52)      (0.40)      (0.30)     (0.04)
  9. NET ASSET VALUE, END OF PERIOD                            $23.54      $18.48      $15.51      $13.45     $10.57
 10. Total return                                              35.66%      22.75%      18.45%      30.17%      2.76%
 11. Net assets, end of period (in thousands)              $1,103,549    $608,281    $325,789    $126,911    $43,549
 12. Average net assets for the period (in thousands)        $789,454    $477,914    $216,125     $77,344    $26,464
 13. Ratio of gross expenses to average net assets              0.68%(6)    0.70%(5)    0.69%(4)    0.78%(3)     N/A
 14. Ratio of net expenses to average net assets                0.68%       0.69%       0.69%       0.76%      0.88%(1)(2)
 15. Ratio of net investment income to average net
     assets                                                     0.26%       0.91%       1.39%       1.24%      1.45%
 16. Portfolio turnover rate                                      73%        122%         87%        185%       169%
---------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.23% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(3) The ratio was 0.98% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.

 18 Janus Aspen Series

                                     WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ending December 31
                                                                   1998          1997         1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $23.39        $19.44      $15.31      $12.07     $11.89
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.16          0.16        0.16        0.11       0.04
  3. Net gains or losses on securities (both realized and
     unrealized)                                                      6.59          4.14        4.27        3.19       0.14
  4. Total from investment operations                                 6.75          4.30        4.43        3.30       0.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.18)        (0.17)      (0.17)      (0.06)         --
  6. Dividends (in excess of net investment income)                     --        (0.02)          --          --         --
  7. Tax return of capital distributions                                --            --          --          --         --
  8. Distributions (from capital gains)                                 --        (0.16)      (0.13)          --         --
  9. Distributions (in excess of realized gains)                    (0.87)            --          --          --         --
 10. Total distributions                                            (1.05)        (0.35)      (0.30)      (0.06)         --
 11. NET ASSET VALUE, END OF PERIOD                                 $29.09        $23.39      $19.44      $15.31     $12.07
 12. Total return                                                   28.92%        22.15%      29.04%      27.37%      1.53%
 13. Net assets, end of period (in thousands)                   $2,890,375    $1,576,548    $582,603    $108,563    $37,728
 14. Average net assets for the period (in thousands)           $2,217,695    $1,148,951    $304,111     $59,440    $22,896
 15. Ratio of gross expenses to average net assets                   0.72%(6)      0.74%(5)    0.80%(4)    0.90%(3)     N/A
 16. Ratio of net expenses to average net assets                     0.72%         0.74%       0.80%       0.87%      1.18%(1)(2)
 17. Ratio of net investment income to average net assets            0.64%         0.67%       0.83%       0.95%      0.50%
 18. Portfolio turnover rate                                           77%           80%         62%        113%       217%
----------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.49% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The ratio was 1.09% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(4) The ratio was 0.91% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(5) The ratio was 0.81% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

                                                        Financial highlights  19

Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive

 20 Janus Aspen Series
          income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  21

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

 22 Janus Aspen Series
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

                                                Glossary of investment terms  23

[JANUS LOGO]

        1-800-29JANUS
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                         [JANUS LOGO]

                   Janus Aspen Series

                              PROSPECTUS
                              MAY 1, 1999
                              Growth Portfolio
                              International Growth Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes two mutual funds (the "Portfolios"). Each Portfolio of Janus Aspen Series currently offers two classes of shares. The Institutional Shares, (the "Shares"), are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts, as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Portfolio summaries......................................    2
                   Fees and expenses........................................    5
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Investment objectives and principal investment
                   strategies...............................................    6
                   General portfolio policies...............................    8
                   Risks for the Portfolios.................................   10
                   Investment Techniques....................................   10
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   12
                   Management expenses and expense limits...................   12
                   Investment personnel.....................................   13
                OTHER INFORMATION...........................................   14
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   15
                   Taxes....................................................   15
                SHAREHOLDER'S GUIDE
                   Purchases................................................   16
                   Redemptions..............................................   16
                   Shareholder communications...............................   17
                FINANCIAL HIGHLIGHTS........................................   18
                GLOSSARY
                   Glossary of investment terms.............................   20


                                                            Table of contents  1

Risk return summary

          The Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE PORTFOLIOS?

--------------------------------------------------------------------------------

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          INTERNATIONAL GROWTH PORTFOLIO normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. If you are considering investing in either of the Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio could also decrease if the stock market goes down. If the value of a Portfolio decreases, its net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          INTERNATIONAL GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 2 Janus Aspen Series

          The following information provides an indication of the risks of investing in the Portfolios by showing how each of the Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

                                                          Risk return summary  3

           GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      2.76%   30.17%   18.45%   22.75%   35.66%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  27.71%  Worst Quarter 3rd-1998 (10.92%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Growth Portfolio - Institutional Shares                   35.66%    21.41%         20.91%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for International Growth Portfolio - Institutional Shares from 1995 through 1998:

           Annual returns for periods ended 12/31

                                              23.15%   34.71%   18.51%   17.23%
                                               1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  16.63%  Worst Quarter 3rd-1998 (17.76%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                           Since Inception
                                                                                 1 year       (5/2/94)
                International Growth Portfolio - Institutional Shares            17.23%        18.87%
                Morgan Stanley Capital International EAFE Index*                 20.00%         8.11%
                                                                             -----------------------------

           * The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

          The Portfolios' past performance does not necessarily indicate how they will perform in the future.

 4 Janus Aspen Series

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. The information shown is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended December 31, 1998. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                    Total Annual Fund                          Total Annual Fund
                                                                    Operating Expenses                         Operating Expenses
                                           Management      Other      Without Waivers          Total              With Waivers
                                              Fee         Expenses     or Reductions*  Waivers and Reductions    or Reductions*
    Growth Portfolio                         0.72%          0.03%          0.75%               0.07%                  0.68%
    International Growth Portfolio           0.75%          0.20%          0.95%               0.09%                  0.86%

--------------------------------------------------------------------------------
   * All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for Growth and International Growth Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                               $ 77       $240      $  417      $  930
    International Growth Portfolio                                 $ 97       $303      $  526      $1,166

                                                          Risk return summary  5

Investment objectives, principal investment
           strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  International Growth Portfolio                          Janus Overseas Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

          This section takes a closer look at the investment objectives of each of the Portfolios, their principal investment strategies and certain risks of investing in the Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 10-11 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. Normally, the Portfolio pursues its objective by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

 6 Janus Aspen Series

The following questions and answers are designed to help you better understand the Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments will be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Although the Portfolios do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

             Investment objectives, principal investment strategies and risks  7

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to both of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Growth Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk securities (less than 35% of each Portfolio's assets)

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United

 8 Janus Aspen Series

          States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

             Investment objectives, principal investment strategies and risks  9

RISKS FOR THE PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

 10 Janus Aspen Series

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?

          High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

4. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

5. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

          The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Portfolio's performance could suffer.

            Investment objectives, principal investment strategies and risks  11

Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                          Average Daily
                                                           Net Assets         Annual Rate      Expense Limit
     Fee Schedule                                         of Portfolio       Percentage (%)    Percentage (%)
     Growth and International Growth Portfolios         First $300 Million        0.75               N/A(1)
                                                        Next $200 Million         0.70
                                                        Over $500 Million         0.65
------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to reduce Growth and International Growth Portfolio's management fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory contracts. The effective rate is the management fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Fund and Janus Overseas Fund were 0.65%, and 0.66%, respectively, for the quarter ended March 31, 1999.

 12 Janus Aspen Series

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Janus Overseas Fund which he has co-managed since May 1998 and April 1998, respectively. He served as assistant portfolio manager for these funds since 1996. He is also assistant portfolio manager for Worldwide Growth Portfolio and Janus Worldwide Fund. Mr. Chang joined Janus Capital in 1993 after receiving a Masters Degree in Political Science from Stanford University. He is a Chartered Financial Analyst.

JAMES P. CRAIG, III
--------------------------------------------------------------------------------
            is Chief Investment Officer of Janus Capital. He is Executive
            Vice President and portfolio manager of Growth Portfolio, which he has managed since inception. He has managed Janus Fund since
            1986 and has co-managed Janus Venture Fund since February 1,
            1997. Mr. Craig previously managed Janus Venture Fund from its inception, to December 1993, Janus Balanced Fund from December
            1993 to December 1995 and Balanced Portfolio from September 1993 through April 1996. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Worldwide Growth Portfolio and co-manager of International Growth
            Portfolio, which she has managed or co-managed since inception.
            Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

ASSISTANT PORTFOLIO MANAGER

DAVID C. DECKER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive
            Vice President and portfolio manager of Janus Special Situations Fund. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

                                                Management of the portfolios  13

Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          YEAR 2000

          Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolios with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolios invest or worldwide markets and economies.

 14 Janus Aspen Series

                                                         Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio, makes semi-annual distributions in June and December of substantially all of its investment income and an annual distribution in June of its net realized gains, if any. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under
          Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  15

Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. A PORTFOLIO MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

 16 Janus Aspen Series

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  17

Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years. Items 1 through 9 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

                                       GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------
                                                                           Periods ending December 31
                                                              1998         1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                      $18.48      $15.51      $13.45      $10.57     $10.32
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                       0.05        0.15        0.17        0.28       0.09
  3. Net gains or losses on securities (both realized
     and unrealized)                                             6.36        3.34        2.29        2.90       0.20
  4. Total from investment operations                            6.41        3.49        2.46        3.18       0.29
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                    (0.05)      (0.15)      (0.17)      (0.30)     (0.04)
  6. Tax return of capital distributions                           --          --          --          --         --
  7. Distributions (from capital gains)                        (1.30)      (0.37)      (0.23)          --         --
  8. Total distributions                                       (1.35)      (0.52)      (0.40)      (0.30)     (0.04)
  9. NET ASSET VALUE, END OF PERIOD                            $23.54      $18.48      $15.51      $13.45     $10.57
 10. Total return                                              35.66%      22.75%      18.45%      30.17%      2.76%
 11. Net assets, end of period (in thousands)              $1,103,549    $608,281    $325,789    $126,911    $43,549
 12. Average net assets for the period (in thousands)        $789,454    $477,914    $216,125     $77,344    $26,464
 13. Ratio of gross expenses to average net assets              0.68%(6)    0.70%(5)    0.69%(4)    0.78%(3)     N/A
 14. Ratio of net expenses to average net assets                0.68%       0.69%       0.69%       0.76%      0.88%(1)(2)
 15. Ratio of net investment income to average net
     assets                                                     0.26%       0.91%       1.39%       1.24%      1.45%
 16. Portfolio turnover rate                                      73%        122%         87%        185%       169%
---------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.23% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(3) The ratio was 0.98% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.

 18 Janus Aspen Series

                                 INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1998        1997        1996        1995      1994(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $18.48     $15.72      $11.95       $9.72      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.13       0.11        0.05        0.09      (0.09)
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    3.07       2.80        4.06        2.16      (0.19)
  4. Total from investment operations                               3.20       2.91        4.11        2.25      (0.28)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.14)     (0.11)      (0.11)      (0.02)          --
  6. Dividends (in excess of net investment income)                   --         --          --          --          --
  7. Tax return of capital distributions                              --         --          --          --          --
  8. Distributions (from capital gains)                               --     (0.01)      (0.23)          --          --
  9. Distributions (in excess of realized gains)                  (0.27)     (0.03)          --          --          --
 10. Total distributions                                          (0.41)     (0.15)      (0.34)      (0.02)          --
 11. NET ASSET VALUE, END OF PERIOD                               $21.27     $18.48      $15.72      $11.95       $9.72
 12. Total return*                                                17.23%     18.51%      34.71%      23.15%     (2.80%)
 13. Net assets, end of period (in thousands)                   $311,110    $161,091    $27,192      $1,608      $1,353
 14. Average net assets for the period (in thousands)           $234,421    $96,164      $7,437      $1,792      $1,421
 15. Ratio of gross expenses to average net assets**               0.86%(6)   0.96%(5)    1.26%(4)    2.69%(3)      N/A
 16. Ratio of net expenses to average net assets**                 0.86%      0.96%       1.25%       2.50%       2.50%(2)
 17. Ratio of net investment income to average net assets**        0.73%      0.70%       0.62%     (0.80%)     (1.30%)
 18. Portfolio turnover rate**                                       93%        86%         65%        211%        275%
------------------------------------------------------------------------------------------------------------------------

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) May 1, 1994 (inception) through December 31, 1994.
(2) The ratio was 4.67% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(3) The ratio was 3.57% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(4) The ratio was 2.21% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(5) The ratio was 1.08% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(6) The ratio was 0.95% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.

                                                        Financial highlights  19

Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive

 20 Janus Aspen Series
          income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  21

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

 22 Janus Aspen Series
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

                                                Glossary of investment terms  23

[JANUS LOGO]

        1-800-29JANUS
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                         [JANUS LOGO]

                   Janus Aspen Series

                              PROSPECTUS
                              MAY 1, 1999
                              Growth Portfolio
                              Aggressive Growth Portfolio
                              Worldwide Growth Portfolio
                              Balanced Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes four mutual funds (the "Portfolios") with a variety of investment objectives, including growth of capital and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers two classes of shares. The Institutional Shares, (the "Shares"), are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts, as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Growth Portfolios........................................    2
                   Balanced Portfolio.......................................    6
                   Fees and expenses........................................    8
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Growth Portfolios........................................    9
                   Balanced Portfolio.......................................   11
                   General portfolio policies...............................   12
                   Risks for the Portfolios.................................   14
                   Investment Techniques....................................   14
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   16
                   Management expenses and expense limits...................   16
                   Investment personnel.....................................   17
                OTHER INFORMATION...........................................   19
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   20
                   Taxes....................................................   20
                SHAREHOLDER'S GUIDE
                   Purchases................................................   21
                   Redemptions..............................................   21
                   Shareholder communications...............................   22
                FINANCIAL HIGHLIGHTS........................................   23
                GLOSSARY
                   Glossary of investment terms.............................   27


                                                            Table of contents  1

Risk return summary

GROWTH PORTFOLIOS

          The Growth Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE GROWTH PORTFOLIOS?

--------------------------------------------------------------------------------

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE GROWTH PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE GROWTH PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. If you are considering investing in any of the Growth Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio could also decrease if the stock market goes down. If the value of a Portfolio decreases, its net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

 2 Janus Aspen Series

          AGGRESSIVE GROWTH PORTFOLIO is nondiversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides an indication of the risks of investing in the Portfolios by showing how each of the Growth Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

                                                          Risk return summary  3

           GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      2.76%   30.17%   18.45%   22.75%   35.66%
                                       1994    1995     1996     1997     1998

          Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

          Best Quarter 4th-1998  27.71%  Worst Quarter 3rd-1998 (10.92%)

                          Average annual total return for periods ended 12/31/98
                         -------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Growth Portfolio - Institutional Shares                   35.66%    21.41%         20.91%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Aggressive Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                     16.33%   27.48%    7.95%   12.66%   34.26%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  34.65%  Worst Quarter 3rd-1998 (14.98%)

                          Average annual total return for periods ended 12/31/98
                         -------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Aggressive Growth Portfolio - Institutional Shares        34.26%    19.35%         21.96%
                S&P 400 Mid Cap Index*                                    18.25%    18.67%         18.06%
                                                                      ----------------------------------------

           * The S&P 400 Mid Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 4 Janus Aspen Series

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Worldwide Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      1.53%   27.37%   29.04%   22.15%   28.92%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.87%  Worst Quarter 3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         28.92%    21.32%         24.06%
                Morgan Stanley International Worldwide Index*             24.34%    15.68%         14.39%
                                                                      -----------------------------------------

           * The Morgan Stanley International Worldwide Index is a market capitalization weighted index composed of countries representative of the market structure of 47 Developed and Emerging Markets.

          The Growth Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  5

BALANCED PORTFOLIO

          The Balanced Portfolio is designed for investors who primarily seek growth of capital with current income. It is not designed for investors who desire a consistent level of income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF BALANCED PORTFOLIO?

--------------------------------------------------------------------------------

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          The Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF BALANCED PORTFOLIO?

          The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for equity and income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          Balanced Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN BALANCED PORTFOLIO?

          The biggest risk is that the Portfolio's returns may vary, and you could lose money. If you are considering investing in Balanced Portfolio, remember that it is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of the Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Portfolio could also decrease if the stock market goes down. If the value of the Portfolio decreases, its NAV will also decrease, which means if you sell your shares in the Portfolio you would get back less money.

          The income component of the Portfolio's holdings includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 6 Janus Aspen Series

          The following information provides an indication of the risks of investing in Balanced Portfolio by showing how Balanced Portfolio's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Shares of the Portfolio for the period indicated to a broad-based securities market index.

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Balanced Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      0.84%   24.79%   16.18%   22.10%   34.28%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

            Best Quarter 4th-1998  20.32%  Worst Quarter 3rd-1998 (4.97%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Balanced Portfolio - Institutional Shares                 34.28%    19.11%         19.53%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                Lehman Brothers Gov't/Corp Bond Index**                    9.47%     7.30%          6.90%
                                                                      -----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Balanced Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk return summary  7

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. The information shown is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended December 31, 1998. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                    Total Annual Fund                          Total Annual Fund
                                                                    Operating Expenses                         Operating Expenses
                                           Management      Other      Without Waivers          Total              With Waivers
                                              Fee         Expenses     or Reductions*  Waivers and Reductions    or Reductions*
    Growth Portfolio                         0.72%          0.03%          0.75%               0.07%                  0.68%
    Aggressive Growth Portfolio              0.72%          0.03%          0.75%                 N/A                  0.75%
    Worldwide Growth Portfolio               0.67%          0.07%          0.74%               0.02%                  0.72%
    Balanced Portfolio                       0.72%          0.02%          0.74%                 N/A                  0.74%

--------------------------------------------------------------------------------
   * All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for Growth, Aggressive Growth, Worldwide Growth and Balanced Portfolios reduce the Management
     Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                               $ 77       $240      $  417      $  930
    Aggressive Growth Portfolio                                    $ 77       $240      $  417      $  930
    Worldwide Growth Portfolio                                     $ 76       $237      $  411      $  918
    Balanced Portfolio                                             $ 76       $237      $  411      $  918

 8 Janus Aspen Series

                                     Investment objectives, principal investment
                                                strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  Balanced Portfolio                                      Janus Balanced Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

GROWTH PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Growth Portfolios, their principal investment strategies and certain risks of investing in the Growth Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 14-15 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

             Investment objectives, principal investment strategies and risks  9

The following questions and answers are designed to help you better understand the Growth Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments will be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. Although the other Growth Portfolios offered by this Prospectus do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

 10 Janus Aspen Series

BALANCED PORTFOLIO

          This section takes a closer look at the investment objective of Balanced Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 14-15 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

The following questions and answers are designed to help you better understand Balanced Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR BALANCED PORTFOLIO IN COMPARISON TO THE GROWTH PORTFOLIOS?

          Because income is a part of the investment objective of the Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks for this Portfolio.

2. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

3. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S INVESTMENTS?

          The growth component of the Portfolio's investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

4. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

            Investment objectives, principal investment strategies and risks  11

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Growth Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. Balanced Portfolio also invests in domestic and foreign equity securities with varying degrees of emphasis on income. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk securities (less than 35% of each Portfolio's assets)

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United

 12 Janus Aspen Series

          States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

            Investment objectives, principal investment strategies and risks  13

RISKS FOR THE PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

The following questions and answers are designed to help you better understand some of the risks of investing in Growth, Aggressive Growth, Worldwide Growth and Balanced Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH PORTFOLIO AFFECT ITS RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

 14 Janus Aspen Series

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?

          High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

6. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

          The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Portfolio's performance could suffer.

            Investment objectives, principal investment strategies and risks  15

Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                          Average Daily
                                                           Net Assets         Annual Rate      Expense Limit
     Fee Schedule                                         of Portfolio       Percentage (%)    Percentage (%)
     Growth, Aggressive Growth,                         First $300 Million        0.75               N/A(1)
     Worldwide Growth and                               Next $200 Million         0.70
     Balanced Portfolios                                Over $500 Million         0.65
------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to reduce Growth, Aggressive Growth, Worldwide Growth and Balanced Portfolio's management fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory contracts. The effective rate is the management fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Fund, Janus Enterprise Fund, Janus Worldwide Fund and Janus Balanced Fund were 0.65%, 0.69%, 0.65%, and 0.67%, respectively, for the quarter ended March 31, 1999.

 16 Janus Aspen Series

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

JAMES P. CRAIG, III
--------------------------------------------------------------------------------
            is Chief Investment Officer of Janus Capital. He is Executive
            Vice President and portfolio manager of Growth Portfolio, which he has managed since inception. He has managed Janus Fund since
            1986 and has co-managed Janus Venture Fund since February 1,
            1997. Mr. Craig previously managed Janus Venture Fund from its inception, to December 1993, Janus Balanced Fund from December
            1993 to December 1995 and Balanced Portfolio from September 1993 through April 1996. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

JAMES P. GOFF
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Aggressive Growth Portfolio, which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise
            Fund since its inception. Mr. Goff co-managed or managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Worldwide Growth Portfolio and co-manager of International Growth
            Portfolio, which she has managed or co-managed since inception.
            Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Balanced Portfolio, which he has managed since May 1996 and Equity Income Portfolio, which he has managed since inception. He is an assistant portfolio manager of Growth Portfolio. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Balanced Fund since January 1996 and Janus Equity Income Fund since inception.
            He has been an assistant portfolio manager of Janus Fund since January 1995. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

                                                Management of the portfolios  17

ASSISTANT PORTFOLIO MANAGERS

DAVID C. DECKER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive
            Vice President and portfolio manager of Janus Special Situations Fund. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

RON SACHS
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio. Mr. Sachs joined Janus Capital in 1996 as a research analyst.
            Prior to coming to Janus, he worked as a consultant for Bain & Company and as an attorney for Willkie, Farr & Gallagher. Mr.
            Sachs graduated from Princeton cum laude with an undergraduate degree in economics. He obtained his law degree from the University of Michigan. Mr. Sachs is a Chartered Financial
            Analyst.

 18 Janus Aspen Series

                                                               Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          YEAR 2000

          Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolios with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolios invest or worldwide markets and economies.

                                                           Other information  19

Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio makes semi-annual distributions in June and December of substantially all of its investment income and an annual distribution in June of its net realized gains, if any. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under
          Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 20 Janus Aspen Series

                                                             Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

                                                         Shareholder's guide  21

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 22 Janus Aspen Series

                                                            Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years. Items 1 through 9 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

                                       GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------
                                                                           Periods ending December 31
                                                              1998         1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                      $18.48      $15.51      $13.45      $10.57     $10.32
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                       0.05        0.15        0.17        0.28       0.09
  3. Net gains or losses on securities (both realized
     and unrealized)                                             6.36        3.34        2.29        2.90       0.20
  4. Total from investment operations                            6.41        3.49        2.46        3.18       0.29
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                    (0.05)      (0.15)      (0.17)      (0.30)     (0.04)
  6. Tax return of capital distributions                           --          --          --          --         --
  7. Distributions (from capital gains)                        (1.30)      (0.37)      (0.23)          --         --
  8. Total distributions                                       (1.35)      (0.52)      (0.40)      (0.30)     (0.04)
  9. NET ASSET VALUE, END OF PERIOD                            $23.54      $18.48      $15.51      $13.45     $10.57
 10. Total return                                              35.66%      22.75%      18.45%      30.17%      2.76%
 11. Net assets, end of period (in thousands)              $1,103,549    $608,281    $325,789    $126,911    $43,549
 12. Average net assets for the period (in thousands)        $789,454    $477,914    $216,125     $77,344    $26,464
 13. Ratio of gross expenses to average net assets              0.68%(6)    0.70%(5)    0.69%(4)    0.78%(3)     N/A
 14. Ratio of net expenses to average net assets                0.68%       0.69%       0.69%       0.76%      0.88%(1)(2)
 15. Ratio of net investment income to average net
     assets                                                     0.26%       0.91%       1.39%       1.24%      1.45%
 16. Portfolio turnover rate                                      73%        122%         87%        185%       169%
---------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.23% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(3) The ratio was 0.98% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.

                                                        Financial highlights  23

                                AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                          Periods ending December 31
                                                             1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                    $20.55      $18.24      $17.08      $13.62     $11.80
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                       --          --          --        0.24       0.11
  3. Net gains or losses on securities (both realized
     and unrealized)                                           7.09        2.31        1.36        3.47       1.82
  4. Total from investment operations                          7.09        2.31        1.36        3.71       1.93
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                      --          --          --      (0.25)     (0.11)
  6. Tax return of capital distributions                         --          --      (0.01)          --         --
  7. Distributions (from capital gains)                          --          --      (0.19)          --         --
  8. Total distributions                                         --          --      (0.20)      (0.25)     (0.11)
  9. NET ASSET VALUE, END OF PERIOD                          $27.64      $20.55      $18.24      $17.08     $13.62
 10. Total return                                            34.26%      12.66%       7.95%      27.48%     16.33%
 11. Net assets, end of period (in thousands)              $772,943    $508,198    $383,693    $185,911    $41,289
 12. Average net assets for the period (in thousands)      $576,444    $418,464    $290,629    $107,582    $14,152
 13. Ratio of gross expenses to average net assets            0.75%(6)    0.76%(5)    0.76%(4)    0.86%(3)     N/A
 14. Ratio of net expenses to average net assets              0.75%       0.76%       0.76%       0.84%      1.05%(1)(2)
 15. Ratio of net investment income to average net
     assets                                                 (0.36%)     (0.10%)     (0.27%)       0.58%      2.18%
 16. Portfolio turnover rate                                   132%        130%         88%        155%       259%
-------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.14% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(3) The ratio was 0.93% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.

 24 Janus Aspen Series

                                     WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ending December 31
                                                                   1998          1997         1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $23.39        $19.44      $15.31      $12.07     $11.89
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.16          0.16        0.16        0.11       0.04
  3. Net gains or losses on securities (both realized and
     unrealized)                                                      6.59          4.14        4.27        3.19       0.14
  4. Total from investment operations                                 6.75          4.30        4.43        3.30       0.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.18)        (0.17)      (0.17)      (0.06)         --
  6. Dividends (in excess of net investment income)                     --        (0.02)          --          --         --
  7. Tax return of capital distributions                                --            --          --          --         --
  8. Distributions (from capital gains)                                 --        (0.16)      (0.13)          --         --
  9. Distributions (in excess of realized gains)                    (0.87)            --          --          --         --
 10. Total distributions                                            (1.05)        (0.35)      (0.30)      (0.06)         --
 11. NET ASSET VALUE, END OF PERIOD                                 $29.09        $23.39      $19.44      $15.31     $12.07
 12. Total return                                                   28.92%        22.15%      29.04%      27.37%      1.53%
 13. Net assets, end of period (in thousands)                   $2,890,375    $1,576,548    $582,603    $108,563    $37,728
 14. Average net assets for the period (in thousands)           $2,217,695    $1,148,951    $304,111     $59,440    $22,896
 15. Ratio of gross expenses to average net assets                   0.72%(6)      0.74%(5)    0.80%(4)    0.90%(3)     N/A
 16. Ratio of net expenses to average net assets                     0.72%         0.74%       0.80%       0.87%      1.18%(1)(2)
 17. Ratio of net investment income to average net assets            0.64%         0.67%       0.83%       0.95%      0.50%
 18. Portfolio turnover rate                                           77%           80%         62%        113%       217%
----------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.49% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The ratio was 1.09% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(4) The ratio was 0.91% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(5) The ratio was 0.81% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

                                                        Financial highlights  25

                                       BALANCED PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $17.47      $14.77     $13.03      $10.63      $10.64
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.39        0.34       0.32        0.17        0.15
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                    5.51        2.89       1.81        2.45      (0.06)
  4. Total from investment operations                               5.90        3.23       2.13        2.62        0.09
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.38)      (0.35)     (0.30)      (0.22)      (0.10)
  6. Tax return of capital distributions                              --          --         --          --          --
  7. Distributions (from capital gains)                           (0.45)      (0.18)     (0.09)          --          --
  8. Distributions (in excess of realized gains)                  (0.04)          --         --          --          --
  9. Total distributions                                          (0.87)      (0.53)     (0.39)      (0.22)      (0.10)
 10. NET ASSET VALUE, END OF PERIOD                               $22.50      $17.47     $14.77      $13.03      $10.63
 11. Total return                                                 34.28%      22.10%     16.18%      24.79%       0.84%
 12. Net assets, end of period (in thousands)                   $882,495    $362,409    $85,480     $14,021      $3,153
 13. Average net assets for the period (in thousands)           $555,002    $176,432    $43,414      $5,739      $2,336
 14. Ratio of gross expenses to average net assets                 0.74%(6)    0.83%(5)   0.94%(4)    1.37%(3)      N/A
 15. Ratio of net expenses to average net assets                   0.74%       0.82%      0.92%       1.30%       1.57%(1)(2)
 16. Ratio of net investment income to average net assets          2.41%       2.87%      2.92%       2.41%       1.90%
 17. Portfolio turnover rate                                         70%        139%       103%        149%        158%
------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(3) The ratio was 1.55% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(4) The ratio was 1.07% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(5) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.

 26 Janus Aspen Series

                                                    Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive

                                                Glossary of investment terms  27
          income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 28 Janus Aspen Series

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

                                                Glossary of investment terms  29
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

 30 Janus Aspen Series

[JANUS LOGO]

        1-800-29JANUS
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                         [JANUS LOGO]

                   Janus Aspen Series

                              PROSPECTUS
                              MAY 1, 1999
                              Worldwide Growth Portfolio
                              Flexible Income Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes two mutual funds (the "Portfolios") with different investment objectives, including growth of capital and current income. Each Portfolio of Janus Aspen Series currently offers two classes of shares. The Institutional Shares, (the "Shares"), are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts, as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Worldwide Growth Portfolio...............................    2
                   Flexible Income Portfolio................................    4
                   Fees and expenses........................................    6
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Worldwide Growth Portfolio...............................    7
                   Flexible Income Portfolios...............................    8
                   General portfolio policies...............................    9
                   Risks for Worldwide Growth Portfolio.....................   11
                   Risks for Flexible Income Portfolio......................   12
                   Risks Common to Both Portfolios..........................   12
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   14
                   Management expenses and expense limits...................   14
                   Investment personnel.....................................   15
                OTHER INFORMATION...........................................   16
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   17
                   Taxes....................................................   17
                SHAREHOLDER'S GUIDE
                   Pricing of Portfolio Shares..............................   18
                   Purchases................................................   18
                   Redemptions..............................................   18
                   Shareholder communications...............................   19
                FINANCIAL HIGHLIGHTS........................................   20
                GLOSSARY
                   Glossary of investment terms.............................   22
                RATING CATEGORIES
                   Explanation of rating categories.........................   26


                                                            Table of contents  1

Risk return summary

WORLDWIDE GROWTH PORTFOLIO

          The Worldwide Growth Portfolio is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT IS THE INVESTMENT OBJECTIVE OF WORLDWIDE GROWTH PORTFOLIO?

--------------------------------------------------------------------------------

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolio's Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF WORLDWIDE GROWTH PORTFOLIO?

          The portfolio manager applies a "bottom up" approach in choosing investments. In other words, she looks for companies with earnings growth potential one at a time. If the portfolio manager is unable to find investments with earnings growth potential, a significant portion of the Portfolio's assets may be in cash or similar investments.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN WORLDWIDE GROWTH PORTFOLIO?

          The biggest risk is that the Portfolio's returns may vary, and you could lose money. If you are considering investing in Worldwide Growth Portfolio, remember that it is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of the Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Portfolio could also decrease if the stock market goes down. If the value of the Portfolio decreases, its net asset value (NAV) will also decrease, which means if you sell your shares in the Portfolio you would get back less money.

          Worldwide Growth Portfolio may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          An investment in this Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides an indication of the risks of investing in Worldwide Growth Portfolio by showing how Worldwide Growth Portfolio's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Shares of the Portfolio for the periods indicated to a broad-based securities market index.

 2 Janus Aspen Series

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Worldwide Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      1.53%   27.37%   29.04%   22.15%   28.92%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.87%  Worst Quarter 3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         28.92%    21.32%         24.06%
                Morgan Stanley International Worldwide Index*             24.34%    15.68%         14.39%
                                                                      ----------------------------------------

           * The Morgan Stanley International Worldwide Index is a market capitalization weighted index composed of countries representative of the market structure of 47 Developed and Emerging Markets.

          Worldwide Growth Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk return summary  3

FLEXIBLE INCOME PORTFOLIO

          Flexible Income Portfolio is designed for long-term investors who primarily seek current income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME PORTFOLIO?

--------------------------------------------------------------------------------

          - FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

          The Trustees may change the objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether it remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME PORTFOLIOS?

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, the Portfolio's assets may be in cash or similar investments.

          Flexible Income Portfolio invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk fixed-income securities, and these securities may be a big part of the portfolio.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME PORTFOLIO?

          Although Flexible Income Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

          The Portfolio invests in a variety of fixed-income securities. A fundamental risk is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV will likewise decrease. Another fundamental risk associated with fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

          Flexible Income Portfolio may invest an unlimited amount of its assets in high-yield/high-risk securities, also known as "junk" bonds which may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These securities generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Portfolio may vary significantly, depending upon its holdings of junk bonds.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 4 Janus Aspen Series

          The following information provides an indication of the risks of investing in Flexible Income Portfolio by showing how Flexible Income Portfolio's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Shares of the Portfolio for the periods indicated to a broad-based securities market index.

           FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Flexible Income Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                     (0.91)%  23.86%    9.19%   11.76%    9.11%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

             Best Quarter 2nd-1995  6.71%  Worst Quarter 1st-1996 (1.08%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                                Since Inception
                                                                           1 year    5 years       (9/13/93)
                Flexible Income Portfolio - Institutional Shares           9.11%     10.32%          9.87%
                Lehman Brothers Gov't/Corp Bond Index*                     9.47%      7.30%          6.90%
                                                                       ----------------------------------------

           * Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Flexible Income Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk return summary  5

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. The information shown is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended December 31, 1998. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                    Total Annual Fund                          Total Annual Fund
                                                                    Operating Expenses                         Operating Expenses
                                           Management      Other      Without Waivers          Total              With Waivers
                                              Fee         Expenses     or Reductions*  Waivers and Reductions    or Reductions*
    Worldwide Growth Portfolio               0.67%          0.07%          0.74%               0.02%                  0.72%
    Flexible Income Portfolio                0.65%          0.08%          0.73%                 N/A                  0.73%

--------------------------------------------------------------------------------
   * All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for Worldwide Growth Portfolio reduce the Management Fee to the level of Janus Worldwide
     Fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Worldwide Growth Portfolio                                     $ 76       $237      $  411      $  918
    Flexible Income Portfolio                                      $ 75       $233      $  406      $  906

 6 Janus Aspen Series

                                     Investment objectives, principal investment
                                                strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  Flexible Income Portfolio                        Janus Flexible Income Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

WORLDWIDE GROWTH PORTFOLIO

          This section takes a closer look at the investment objective of Worldwide Growth Portfolio, its principal investment strategies and certain risks of investing in Worldwide Growth Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 11-13 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand Worldwide Growth Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          The Portfolio may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. In other words, she seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. She makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolio. Income realized on the Portfolio's investments will be incidental to its objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio manager seeks companies that meet her selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected

             Investment objectives, principal investment strategies and risks 7 levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Although Worldwide Growth Portfolio does not emphasize companies of any particular size, a Portfolio with a larger asset base are more likely to invest in larger, more established issuers.

FLEXIBLE INCOME PORTFOLIO

          This section takes a closer look at the investment objective of Flexible Income Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 11-13 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk securities, and these may be a big part of the portfolio. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

The following questions and answers are designed to help you better understand Flexible Income Portfolio's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. A bond fund's average-weighted effective maturity and its duration are measures of how the fund may react to interest rate changes.

 8 Janus Aspen Series

2. HOW DOES FLEXIBLE INCOME PORTFOLIO MANAGE INTEREST RATE RISK?

          The Portfolio may vary the average-weighted effective maturity of its assets to reflect its portfolio manager's analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risks.

3. WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Dollar-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK SECURITY?

          A high-yield/high-risk security (also called a "junk" bond) is a debt security rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to both of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

             Investment objectives, principal investment strategies and risks  9

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          Worldwide Growth Portfolio invests primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The Portfolio may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk securities (less than 35% of the Portfolio's assets)

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          Flexible Income Portfolio invests primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk fixed-income securities and municipal obligations. The Portfolio may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - common stocks

          - mortgage- and asset-backed securities

          - zero coupon, pay-in-kind and step coupon securities

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

 10 Janus Aspen Series

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

RISKS FOR WORLDWIDE GROWTH PORTFOLIO

          Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio's share price may also decrease. The Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

          Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

            Investment objectives, principal investment strategies and risks  11

RISKS FOR FLEXIBLE INCOME PORTFOLIO

          Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

The following questions and answers are designed to help you better understand some of the risks of investing in the Flexible Income Portfolio.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to "Explanation of Rating Categories" on page 25 for a description of rating categories.

RISKS COMMON TO BOTH PORTFOLIOS

The following questions and answers discuss risks that apply to both Portfolios.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and

 12 Janus Aspen Series
            practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?

          High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

          The junk bond market can experience sudden and sharp price swings. Because Flexible Income Portfolio may invest a significant portion of its assets in high-yield/high-risk securities, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

          Please refer to "Explanation of Rating Categories" on page 25 for a description of bond rating categories.

3. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

4. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

          The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Portfolio's performance could suffer.

            Investment objectives, principal investment strategies and risks  13

Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                          Average Daily
                                                           Net Assets         Annual Rate      Expense Limit
     Fee Schedule                                         of Portfolio       Percentage (%)    Percentage (%)
     Worldwide Growth Portfolio                         First $300 Million        0.75               N/A(1)
                                                        Next $200 Million         0.70
                                                        Over $500 Million         0.65
-------------------------------------------------------------------------------------------------------------
     Flexible Income Portfolio                          First $300 Million        0.65              1.00(2)
                                                        Over $300 Million         0.55
-------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to reduce Worldwide Growth Portfolio's management fee to the extent that such fee exceeds the effective rate of the Janus Worldwide Fund. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory contracts. The effective rate is the management fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rate of Janus Worldwide Fund was 0.65% for the quarter ended March 31, 1999.

(2) Janus Capital has agreed to limit the Portfolios' expenses as indicated until at least the next annual renewal of the advisory contracts.

 14 Janus Aspen Series

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Worldwide Growth Portfolio and co-manager of International Growth
            Portfolio, which she has managed or co-managed since inception.
            Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Flexible
            Income Portfolio which he has managed or co-managed since its inception. He previously served as co-manager of High-Yield Portfolio, from its inception to May 1998. He managed Short-Term Bond Portfolio from its inception through April 1996. Mr. Speaker joined Janus Capital in 1986. He has managed or co-managed Janus Flexible Income Fund since December 1991 and previously managed both Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from inception through December 1995. He previously managed or co-managed Janus High-Yield Fund from its inception to February 1998. He holds a Bachelor of Arts in Finance from the University of Colorado and is a Chartered Financial Analyst.

            In January 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

                                                Management of the portfolios  15

Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          YEAR 2000

          Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolios with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolios invest or worldwide markets and economies.

 16 Janus Aspen Series

                                                         Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio makes semi-annual distributions in June and December of substantially all of its investment income and an annual distribution in June of its net realized gains, if any. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Worldwide Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Worldwide Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under
          Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  17

Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

 18 Janus Aspen Series

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  19

Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years. Items 1 through 9 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

                                     WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ending December 31
                                                                   1998          1997         1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $23.39        $19.44      $15.31      $12.07     $11.89
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.16          0.16        0.16        0.11       0.04
  3. Net gains or losses on securities (both realized and
     unrealized)                                                      6.59          4.14        4.27        3.19       0.14
  4. Total from investment operations                                 6.75          4.30        4.43        3.30       0.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.18)        (0.17)      (0.17)      (0.06)         --
  6. Dividends (in excess of net investment income)                     --        (0.02)          --          --         --
  7. Tax return of capital distributions                                --            --          --          --         --
  8. Distributions (from capital gains)                                 --        (0.16)      (0.13)          --         --
  9. Distributions (in excess of realized gains)                    (0.87)            --          --          --         --
 10. Total distributions                                            (1.05)        (0.35)      (0.30)      (0.06)         --
 11. NET ASSET VALUE, END OF PERIOD                                 $29.09        $23.39      $19.44      $15.31     $12.07
 12. Total return                                                   28.92%        22.15%      29.04%      27.37%      1.53%
 13. Net assets, end of period (in thousands)                   $2,890,375    $1,576,548    $582,603    $108,563    $37,728
 14. Average net assets for the period (in thousands)           $2,217,695    $1,148,951    $304,111     $59,440    $22,896
 15. Ratio of gross expenses to average net assets                   0.72%(6)      0.74%(5)    0.80%(4)    0.90%(3)     N/A
 16. Ratio of net expenses to average net assets                     0.72%         0.74%       0.80%       0.87%      1.18%(1)(2)
 17. Ratio of net investment income to average net assets            0.64%         0.67%       0.83%       0.95%      0.50%
 18. Portfolio turnover rate                                           77%           80%         62%        113%       217%
----------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.49% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The ratio was 1.09% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(4) The ratio was 0.91% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(5) The ratio was 0.81% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

 20 Janus Aspen Series

                                    FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $11.78     $11.24      $11.11       $9.48       $9.97
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.64       0.67        0.74        0.53        0.47
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    0.41       0.62        0.24        1.70      (0.56)
  4. Total from investment operations                               1.05       1.29        0.98        2.23      (0.09)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.67)     (0.64)      (0.72)      (0.60)      (0.40)
  6. Tax return of capital distributions                              --         --          --          --          --
  7. Distributions (from capital gains)                           (0.11)     (0.11)      (0.13)          --          --
  8. Total distributions                                          (0.78)     (0.75)      (0.85)      (0.60)      (0.40)
  9. NET ASSET VALUE, END OF PERIOD                               $12.05     $11.78      $11.24      $11.11       $9.48
 10. Total return                                                  9.11%     11.76%       9.19%      23.86%     (0.91%)
 11. Net assets, end of period (in thousands)                   $129,582    $54,098     $25,315     $10,831      $1,924
 12. Average net assets for the period (in thousands)            $86,627    $36,547     $17,889      $5,556      $1,636
 13. Ratio of gross expenses to average net assets                 0.73%      0.75%       0.84%       1.07%         N/A
 14. Ratio of net expenses to average net assets                   0.73%      0.75%       0.83%       1.00%       1.00%(1)
 15. Ratio of net investment income to average net assets          6.36%      6.90%       7.31%       7.46%       5.49%
 16. Portfolio turnover rate                                        145%       119%        250%        236%        234%
------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 1.35% before waiver of certain fees incurred by the Portfolio.

                                                        Financial highlights  21

Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive

 22 Janus Aspen Series
          income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  23

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

 24 Janus Aspen Series
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

                                                Glossary of investment terms  25

Explanation of rating categories

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

 26 Janus Aspen Series

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                                            Explanation of rating categories  27

SECURITIES HOLDINGS BY RATING CATEGORY

          During the fiscal period ended December 31, 1998, the percentage of securities holdings for Flexible Income Portfolio by rating category based upon a weighted monthly average was:

                                               FLEXIBLE INCOME PORTFOLIO
                ----------------------------------------------------------------------------------------
                    BONDS-S&P RATING:
                 AAA                                                                       24%
                 AA                                                                         4%
                 A                                                                         13%
                 BBB                                                                       18%
                 BB                                                                        13%
                 B                                                                         15%
                 CCC                                                                        1%
                 CC                                                                         0%
                 C                                                                          0%
                 Preferred Stock                                                            2%
                 Cash and Options                                                          10%
                 TOTAL                                                                    100%
                ----------------------------------------------------------------------------------------

          No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended December 31, 1998.

 28 Janus Aspen Series

[JANUS LOGO]

        1-800-29JANUS
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                         [JANUS LOGO]

                   Janus Aspen Series

                              PROSPECTUS
                              MAY 1, 1999
                              Aggressive Growth Portfolio
                              Worldwide Growth Portfolio
                              Balanced Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes three mutual funds (the "Portfolios") with different investment objectives, including growth of capital and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers two classes of shares. The Institutional Shares, (the "Shares"), are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts, as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Growth Portfolios........................................    2
                   Balanced Portfolio.......................................    5
                   Fees and expenses........................................    7
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Growth Portfolios........................................    8
                   Balanced Portfolio.......................................   10
                   General portfolio policies...............................   11
                   Risks for the Growth and Balanced Portfolios.............   13
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   15
                   Management expenses and expense limits...................   15
                   Investment personnel.....................................   16
                OTHER INFORMATION...........................................   17
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   18
                   Taxes....................................................   18
                SHAREHOLDER'S GUIDE
                   Purchases................................................   19
                   Redemptions..............................................   19
                   Shareholder communications...............................   20
                FINANCIAL HIGHLIGHTS........................................   21
                GLOSSARY
                   Glossary of investment terms.............................   24


                                                            Table of contents  1

Risk return summary

GROWTH PORTFOLIOS

          The Growth Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE GROWTH PORTFOLIOS?

--------------------------------------------------------------------------------

          - AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE GROWTH PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE GROWTH PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. If you are considering investing in either of the Growth Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio could also decrease if the stock market goes down. If the value of a Portfolio decreases, its net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO is nondiversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 2 Janus Aspen Series

          The following information provides an indication of the risks of investing in the Growth Portfolios by showing how each of the Growth Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

                                                          Risk return summary  3

           AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Aggressive Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                     16.33%   27.48%    7.95%   12.66%   34.26%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

            Best Quarter 4th-1998  34.65%  Worst Quarter 3rd-1998 (14.98%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Aggressive Growth Portfolio - Institutional Shares        34.26%    19.35%         21.96%
                S&P 400 Mid Cap Index*                                    18.25%    18.67%         18.06%
                                                                      ----------------------------------------

           * The S&P 400 Mid Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Worldwide Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      1.53%   27.37%   29.04%   22.15%   28.92%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.87%  Worst Quarter 3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         28.92%    21.32%         24.06%
                Morgan Stanley International Worldwide Index*             24.34%    15.68%         14.39%
                                                                      ----------------------------------------

           * The Morgan Stanley International Worldwide Index is a market capitalization weighted index composed of countries representative of the market structure of 47 Developed and Emerging Markets.

          The Growth Portfolios' past performance does not necessarily indicate how they will perform in the future.

 4 Janus Aspen Series

BALANCED PORTFOLIO

          The Balanced Portfolio is designed for investors who primarily seek growth of capital with current income. It is not designed for investors who desire a consistent level of income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF BALANCED PORTFOLIO?

--------------------------------------------------------------------------------

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          The Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF BALANCED PORTFOLIO?

          The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for equity and income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          Balanced Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN BALANCED PORTFOLIO?

          The biggest risk is that the Portfolio's returns may vary, and you could lose money. If you are considering investing in Balanced Portfolio, remember that it is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of the Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Portfolio could also decrease if the stock market goes down. If the value of the Portfolio decreases, its NAV will also decrease, which means if you sell your shares in the Portfolio you would get back less money.

          The income component of the Portfolio's holdings includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  5

          The following information provides an indication of the risks of investing in Balanced Portfolio by showing how Balanced Portfolio's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Shares of the Portfolio for the period indicated to a broad-based securities market index.

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Balanced Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      0.84%   24.79%   16.18%   22.10%   34.28%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

            Best Quarter 4th-1998  20.32%  Worst Quarter 3rd-1998 (4.97%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Balanced Portfolio - Institutional Shares                 34.28%    19.11%         19.53%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                Lehman Brothers Gov't/Corp Bond Index**                    9.47%     7.30%          6.90%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Balanced Portfolio's past performance does not necessarily indicate how it will perform in the future.

 6 Janus Aspen Series

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. The information shown is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended December 31, 1998. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                    Total Annual Fund                          Total Annual Fund
                                                                    Operating Expenses                         Operating Expenses
                                           Management      Other      Without Waivers          Total              With Waivers
                                              Fee         Expenses     or Reductions*  Waivers and Reductions    or Reductions*
    Aggressive Growth Portfolio              0.72%          0.03%          0.75%                 N/A                  0.75%
    Worldwide Growth Portfolio               0.67%          0.07%          0.74%               0.02%                  0.72%
    Balanced Portfolio                       0.72%          0.02%          0.74%                 N/A                  0.74%

--------------------------------------------------------------------------------
   * All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for Aggressive Growth, Worldwide Growth and Balanced Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Aggressive Growth Portfolio                                    $ 77       $240      $  417      $  930
    Worldwide Growth Portfolio                                     $ 76       $237      $  411      $  918
    Balanced Portfolio                                             $ 76       $237      $  411      $  918

                                                          Risk return summary  7

Investment objectives, principal investment
           strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  Balanced Portfolio                                      Janus Balanced Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

GROWTH PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Growth Portfolios, their principal investment strategies and certain risks of investing in the Growth Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 13-14 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

 8 Janus Aspen Series

The following questions and answers are designed to help you better understand the Growth Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments will be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. Although the Worldwide Growth Portfolio does not emphasize companies of any particular size, a Portfolio with a larger asset base is more likely to invest in larger, more established issuers.

             Investment objectives, principal investment strategies and risks  9

BALANCED PORTFOLIO

          This section takes a closer look at the investment objective of Balanced Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 13-14 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

The following questions and answers are designed to help you better understand Balanced Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR BALANCED PORTFOLIO IN COMPARISON TO THE GROWTH PORTFOLIOS?

          Because income is a part of the investment objective of the Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks for this Portfolio.

2. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

3. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S INVESTMENTS?

          The growth component of the Portfolio's investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

4. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

 10 Janus Aspen Series

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Growth Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. Balanced Portfolio also invests in domestic and foreign equity securities with varying degrees of emphasis on income. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk securities (less than 35% of each Portfolio's assets)

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United

            Investment objectives, principal investment strategies and risks  11

          States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

 12 Janus Aspen Series

RISKS FOR THE GROWTH AND BALANCED PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

The following questions and answers are designed to help you better understand some of the risks of investing in the Growth and Balanced Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH PORTFOLIO AFFECT ITS RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

            Investment objectives, principal investment strategies and risks  13

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?

          High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

6. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

          The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Portfolio's performance could suffer.

 14 Janus Aspen Series

                                                    Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                          Average Daily
                                                           Net Assets         Annual Rate      Expense Limit
     Fee Schedule                                         of Portfolio       Percentage (%)    Percentage (%)
     Aggressive Growth,                                 First $300 Million        0.75               N/A(1)
     Worldwide Growth and                               Next $200 Million         0.70
     Balanced Portfolios                                Over $500 Million         0.65
-------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to reduce Aggressive Growth, Worldwide Growth and Balanced Portfolio's management fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory contracts. The effective rate is the management fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Enterprise Fund, Janus Worldwide Fund and Janus Balanced Fund were 0.69%, 0.65%, and 0.67%, respectively, for the quarter ended March 31, 1999.

                                                Management of the portfolios  15

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

JAMES P. GOFF
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Aggressive Growth Portfolio, which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise
            Fund since its inception. Mr. Goff co-managed or managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Worldwide Growth Portfolio and co-manager of International Growth
            Portfolio, which she has managed or co-managed since inception.
            Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Balanced Portfolio, which he has managed since May 1996 and Equity Income Portfolio, which he has managed since inception. He is an assistant portfolio manager of Growth Portfolio. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Balanced Fund since January 1996 and Janus Equity Income Fund since inception.
            He has been an assistant portfolio manager of Janus Fund since January 1995. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

ASSISTANT PORTFOLIO MANAGER

RON SACHS
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio. Mr. Sachs joined Janus Capital in 1996 as a research analyst.
            Prior to coming to Janus, he worked as a consultant for Bain & Company and as an attorney for Willkie, Farr & Gallagher. Mr.
            Sachs graduated from Princeton cum laude with an undergraduate degree in economics. He obtained his law degree from the University of Michigan. Mr. Sachs is a Chartered Financial
            Analyst.

 16 Janus Aspen Series

                                                               Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          YEAR 2000

          Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolios with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolios invest or worldwide markets and economies.

                                                           Other information  17

Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio makes semi-annual distributions in June and December of substantially all of its investment income and an annual distribution in June of its net realized gains, if any. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under
          Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 18 Janus Aspen Series

                                                            Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio.

          Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption

                                                         Shareholder's guide  19
          proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 20 Janus Aspen Series

                                                            Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years. Items 1 through 9 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

                                AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                          Periods ending December 31
                                                             1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                    $20.55      $18.24      $17.08      $13.62     $11.80
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                       --          --          --        0.24       0.11
  3. Net gains or losses on securities (both realized
     and unrealized)                                           7.09        2.31        1.36        3.47       1.82
  4. Total from investment operations                          7.09        2.31        1.36        3.71       1.93
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                      --          --          --      (0.25)     (0.11)
  6. Tax return of capital distributions                         --          --      (0.01)          --         --
  7. Distributions (from capital gains)                          --          --      (0.19)          --         --
  8. Total distributions                                         --          --      (0.20)      (0.25)     (0.11)
  9. NET ASSET VALUE, END OF PERIOD                          $27.64      $20.55      $18.24      $17.08     $13.62
 10. Total return                                            34.26%      12.66%       7.95%      27.48%     16.33%
 11. Net assets, end of period (in thousands)              $772,943    $508,198    $383,693    $185,911    $41,289
 12. Average net assets for the period (in thousands)      $576,444    $418,464    $290,629    $107,582    $14,152
 13. Ratio of gross expenses to average net assets            0.75%(6)    0.76%(5)    0.76%(4)    0.86%(3)     N/A
 14. Ratio of net expenses to average net assets              0.75%       0.76%       0.76%       0.84%      1.05%(1)(2)
 15. Ratio of net investment income to average net
     assets                                                 (0.36%)     (0.10%)     (0.27%)       0.58%      2.18%
 16. Portfolio turnover rate                                   132%        130%         88%        155%       259%
-------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.14% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(3) The ratio was 0.93% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.

                                                        Financial highlights  21

                                     WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ending December 31
                                                                   1998          1997         1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $23.39        $19.44      $15.31      $12.07     $11.89
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.16          0.16        0.16        0.11       0.04
  3. Net gains or losses on securities (both realized and
     unrealized)                                                      6.59          4.14        4.27        3.19       0.14
  4. Total from investment operations                                 6.75          4.30        4.43        3.30       0.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.18)        (0.17)      (0.17)      (0.06)         --
  6. Dividends (in excess of net investment income)                     --        (0.02)          --          --         --
  7. Tax return of capital distributions                                --            --          --          --         --
  8. Distributions (from capital gains)                                 --        (0.16)      (0.13)          --         --
  9. Distributions (in excess of realized gains)                    (0.87)            --          --          --         --
 10. Total distributions                                            (1.05)        (0.35)      (0.30)      (0.06)         --
 11. NET ASSET VALUE, END OF PERIOD                                 $29.09        $23.39      $19.44      $15.31     $12.07
 12. Total return                                                   28.92%        22.15%      29.04%      27.37%      1.53%
 13. Net assets, end of period (in thousands)                   $2,890,375    $1,576,548    $582,603    $108,563    $37,728
 14. Average net assets for the period (in thousands)           $2,217,695    $1,148,951    $304,111     $59,440    $22,896
 15. Ratio of gross expenses to average net assets                   0.72%(6)      0.74%(5)    0.80%(4)    0.90%(3)     N/A
 16. Ratio of net expenses to average net assets                     0.72%         0.74%       0.80%       0.87%      1.18%(1)(2)
 17. Ratio of net investment income to average net assets            0.64%         0.67%       0.83%       0.95%      0.50%
 18. Portfolio turnover rate                                           77%           80%         62%        113%       217%
----------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.49% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The ratio was 1.09% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(4) The ratio was 0.91% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(5) The ratio was 0.81% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

 22 Janus Aspen Series

                                       BALANCED PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $17.47      $14.77     $13.03      $10.63      $10.64
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.39        0.34       0.32        0.17        0.15
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                    5.51        2.89       1.81        2.45      (0.06)
  4. Total from investment operations                               5.90        3.23       2.13        2.62        0.09
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.38)      (0.35)     (0.30)      (0.22)      (0.10)
  6. Tax return of capital distributions                              --          --         --          --          --
  7. Distributions (from capital gains)                           (0.45)      (0.18)     (0.09)          --          --
  8. Distributions (in excess of realized gains)                  (0.04)          --         --          --          --
  9. Total distributions                                          (0.87)      (0.53)     (0.39)      (0.22)      (0.10)
 10. NET ASSET VALUE, END OF PERIOD                               $22.50      $17.47     $14.77      $13.03      $10.63
 11. Total return                                                 34.28%      22.10%     16.18%      24.79%       0.84%
 12. Net assets, end of period (in thousands)                   $882,495    $362,409    $85,480     $14,021      $3,153
 13. Average net assets for the period (in thousands)           $555,002    $176,432    $43,414      $5,739      $2,336
 14. Ratio of gross expenses to average net assets                 0.74%(6)    0.83%(5)   0.94%(4)    1.37%(3)      N/A
 15. Ratio of net expenses to average net assets                   0.74%       0.82%      0.92%       1.30%       1.57%(1)(2)
 16. Ratio of net investment income to average net assets          2.41%       2.87%      2.92%       2.41%       1.90%
 17. Portfolio turnover rate                                         70%        139%       103%        149%        158%
------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(3) The ratio was 1.55% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(4) The ratio was 1.07% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(5) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.

                                                        Financial highlights  23

Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive

 24 Janus Aspen Series
          income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  25

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

 26 Janus Aspen Series
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

                                                Glossary of investment terms  27

[JANUS LOGO]

        1-800-29JANUS
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                         [JANUS LOGO]

                   Janus Aspen Series

                              PROSPECTUS
                              MAY 1, 1999
                              Growth Portfolio
                              Aggressive Growth Portfolio
                              International Growth Portfolio
                              Worldwide Growth Portfolio
                              Balanced Portfolio
                              Flexible Income Portfolio
                              High-Yield Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes seven mutual funds (the "Portfolios") with a variety of investment objectives, including growth of capital, current income and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers two classes of shares. The Institutional Shares, (the "Shares"), are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts, as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Growth Portfolios........................................    2
                   Balanced Portfolio.......................................    6
                   Fixed-Income Portfolios..................................    8
                   Fees and expenses........................................   11
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Growth Portfolios........................................   12
                   Balanced Portfolio.......................................   14
                   Fixed-Income Portfolios..................................   15
                   General portfolio policies...............................   16
                   Risks for Growth, Global Growth and Balanced
                   Portfolios...............................................   19
                   Risks for Fixed-Income Portfolios........................   20
                   Risks Common to All Portfolios...........................   21
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   23
                   Management expenses and expense limits...................   23
                   Investment personnel.....................................   24
                OTHER INFORMATION...........................................   26
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   27
                   Taxes....................................................   27
                SHAREHOLDER'S GUIDE
                   Purchases................................................   28
                   Redemptions..............................................   28
                   Shareholder communications...............................   28
                FINANCIAL HIGHLIGHTS........................................   29
                GLOSSARY
                   Glossary of investment terms.............................   36
                RATING CATEGORIES
                   Explanation of rating categories.........................   40


                                                            Table of contents  1

Risk return summary

GROWTH PORTFOLIOS

          The Growth Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE GROWTH PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC GROWTH PORTFOLIOS

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital.

          GLOBAL GROWTH PORTFOLIOS

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE GROWTH PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          INTERNATIONAL GROWTH PORTFOLIO normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE GROWTH PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. If you are considering investing in any of the Growth Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

 2 Janus Aspen Series

          The value of a Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio could also decrease if the stock market goes down. If the value of a Portfolio decreases, its net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          INTERNATIONAL GROWTH PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO is nondiversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in the Growth Portfolios by showing how each of the Growth Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include changes and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

                                                          Risk return summary  3

           GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      2.76%   30.17%   18.45%   22.75%   35.66%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  27.71%  Worst Quarter 3rd-1998 (10.92%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Growth Portfolio - Institutional Shares                   35.66%    21.41%         20.91%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                                                                      -----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Aggressive Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                     16.33%   27.48%    7.95%   12.66%   34.26%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  34.65%  Worst Quarter 3rd-1998 (14.98%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Aggressive Growth Portfolio - Institutional Shares        34.26%    19.35%         21.96%
                S&P 400 Mid Cap Index*                                    18.25%    18.67%         18.06%
                                                                      ----------------------------------------

           * The S&P 400 Mid Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 4 Janus Aspen Series

           INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for International Growth Portfolio - Institutional Shares from 1995 through 1998:

           Annual returns for periods ended 12/31

                                              23.15%   34.71%   18.51%   17.23%
                                               1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  16.63%  Worst Quarter 3rd-1998 (17.76%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                           Since Inception
                                                                                 1 year       (5/2/94)
                International Growth Portfolio - Institutional Shares            17.23%        18.87%
                Morgan Stanley Capital International EAFE Index*                 20.00%         8.11%
                                                                             -----------------------------

           * The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Worldwide Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      1.53%   27.37%   29.04%   22.15%   28.92%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.87%  Worst Quarter 3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         28.92%    21.32%         24.06%
                Morgan Stanley International Worldwide Index*             24.34%    15.68%         14.39%
                                                                      ----------------------------------------

           * The Morgan Stanley International Worldwide Index is a market capitalization weighted index composed of countries representative of the market structure of 47 Developed and Emerging Markets.

          The Growth Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  5

BALANCED PORTFOLIO

          Balanced Portfolio is designed for investors who primarily seek growth of capital with varying degrees of emphasis on income. It is not designed for investors who desire a consistent level of income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF BALANCED PORTFOLIO?

--------------------------------------------------------------------------------

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          The Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF BALANCED PORTFOLIO?

          The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for equity and income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN BALANCED PORTFOLIO?

          The biggest risk is that the Portfolio's returns may vary, and you could lose money. If you are considering investing in Balanced Portfolio, remember that it is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of the Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Portfolio could also decrease if the stock market goes down. If the value of the Portfolio decreases, its NAV will also decrease, which means if you sell your shares in the Portfolio you would get back less money.

          The income component of the Portfolio's holdings includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 6 Janus Aspen Series

          The following information provides some indication of the risks of investing in Balanced Portfolio by showing how Balanced Portfolio's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Shares of each Portfolio for the period indicated to a broad-based securities market index.

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Balanced Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      0.84%   24.79%   16.18%   22.10%   34.28%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

            Best Quarter 4th-1998  20.32%  Worst Quarter 3rd-1998 (4.97%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Balanced Portfolio - Institutional Shares                 34.28%    19.11%         19.53%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                Lehman Brothers Gov't/Corp Bond Index**                    9.47%     7.30%          6.90%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Balanced Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk return summary  7

FIXED-INCOME PORTFOLIOS

          The Fixed-Income Portfolios are designed for long-term investors who primarily seek current income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FIXED-INCOME PORTFOLIOS?

--------------------------------------------------------------------------------

          - FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

          - HIGH-YIELD PORTFOLIO seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.

          The Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether it remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FIXED-INCOME PORTFOLIOS?

          In addition to considering economic factors such as the effect of interest rates on a Portfolio's investments, the portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look mostly for income-producing securities that meet their investment criteria one at a time. If a portfolio manager is unable to find such investments, a Portfolio's assets may be in cash or similar investments.

          FLEXIBLE INCOME PORTFOLIO invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk fixed-income securities, and these securities may be a big part of the portfolio.

          HIGH-YIELD PORTFOLIO normally invests at least 65% of its assets in high-yield/high-risk fixed-income securities, and may at times invest all of its assets in these securities.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FIXED-INCOME PORTFOLIOS?

          Although the Fixed-Income Portfolios may be less volatile than funds that invest most of their assets in common stocks, the Portfolios' returns and yields will vary, and you could lose money.

          The Portfolios invest in a variety of fixed-income securities. A fundamental risk is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV will likewise decrease. Another fundamental risk associated with fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

          FLEXIBLE INCOME PORTFOLIO AND HIGH-YIELD PORTFOLIO may invest an unlimited amount of their assets in high-yield/high-risk securities, also known as "junk" bonds which may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These securities generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fixed-Income Portfolios may vary significantly, depending upon their holdings of junk bonds.

 8 Janus Aspen Series

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in the Fixed-Income Portfolios by showing how each Fixed-Income Portfolio's performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges or expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

           FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Flexible Income Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                     (0.91)%  23.86%    9.19%   11.76%    9.11%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

             Best Quarter 2nd-1995  6.71%  Worst Quarter 1st-1996 (1.08%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                                Since Inception
                                                                           1 year    5 years       (9/13/93)
                Flexible Income Portfolio - Institutional Shares           9.11%     10.32%          9.87%
                Lehman Brothers Gov't/Corp Bond Index*                     9.47%      7.30%          6.90%
                                                                       ----------------------------------------

           * Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                                          Risk return summary  9

           HIGH-YIELD PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for High-Yield Portfolio - Institutional Shares from 1997 through 1998:

           Annual returns for periods ended 12/31

                                                               15.98%     1.26%
                                                                1997      1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 1st-1998  5.35%  Worst Quarter 3rd-1998 (6.23%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                           Since Inception
                                                                                 1 year       (5/1/96)
                High-Yield Portfolio - Institutional Shares                      1.26%         10.97%
                Lehman Brothers High-Yield Bond Index*                           1.60%          7.15%
                                                                             -----------------------------

           * Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, noninvestment grade debt.

          The Fixed-Income Portfolios' past performance does not necessarily indicate how they will perform in the future.

 10 Janus Aspen Series

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. The information shown is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended December 31, 1998. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                    Total Annual Fund                          Total Annual Fund
                                                                    Operating Expenses                         Operating Expenses
                                           Management      Other      Without Waivers          Total              With Waivers
                                              Fee         Expenses     or Reductions*  Waivers and Reductions    or Reductions*
    Growth Portfolio                         0.72%          0.03%          0.75%               0.07%                  0.68%
    Aggressive Growth Portfolio              0.72%          0.03%          0.75%                 N/A                  0.75%
    International Growth Portfolio           0.75%          0.20%          0.95%               0.09%                  0.86%
    Worldwide Growth Portfolio               0.67%          0.07%          0.74%               0.02%                  0.72%
    Balanced Portfolio                       0.72%          0.02%          0.74%                 N/A                  0.74%
    Flexible Income Portfolio                0.65%          0.08%          0.73%                 N/A                  0.73%
    High-Yield Portfolio                     0.75%          1.36%          2.11%               1.11%                  1.00%

--------------------------------------------------------------------------------
   * All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for Growth, Aggressive Growth, International Growth, Worldwide Growth and Balanced Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                               $ 77       $240      $  417      $  930
    Aggressive Growth Portfolio                                    $ 77       $240      $  417      $  930
    International Growth Portfolio                                 $ 97       $303      $  526      $1,166
    Worldwide Growth Portfolio                                     $ 76       $237      $  411      $  918
    Balanced Portfolio                                             $ 76       $237      $  411      $  918
    Flexible Income Portfolio                                      $ 75       $233      $  406      $  906
    High-Yield Portfolio                                           $214       $661      $1,134      $2,441

                                                         Risk return summary  11

Investment objectives, principal investment
           strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  Flexible Income Portfolio                        Janus Flexible Income Fund
                  High-Yield Portfolio                                  Janus High-Yield Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

GROWTH PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Growth Portfolios, their principal investment strategies and certain risks of investing in the Growth Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 19-22 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC GROWTH PORTFOLIOS

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion.

 12 Janus Aspen Series

GLOBAL GROWTH PORTFOLIOS

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. Normally, the Portfolio pursues its objective by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Growth Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments will be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. Although the other Growth Portfolios offered by this Prospectus do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

            Investment objectives, principal investment strategies and risks  13

BALANCED PORTFOLIO

          This section takes a closer look at the investment objective of Balanced Portfolio, its principal investment strategies and certain risks of investing in Balanced Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 19-22 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

The following questions and answers are designed to help you better understand the Balanced Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR BALANCED PORTFOLIO IN COMPARISON TO THE GROWTH PORTFOLIOS?

          Because income is a part of the investment objective of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks for this Portfolio.

2. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

3. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S INVESTMENTS?

          The growth component of Balanced Portfolio's investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

4. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

 14 Janus Aspen Series

FIXED-INCOME PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Fixed-Income Portfolios, their principal investment strategies and certain risks of investing in the Fixed-Income Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 19-22 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

          In addition to considering economic factors such as the effect of interest rates on a Portfolio's investments, the portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look mostly for income-producing securities that meet their investment criteria one at a time. If a portfolio manager is unable to find such investments, much of a Portfolio's assets may be in cash or similar investments.

          FLEXIBLE INCOME PORTFOLIO
          Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk securities, and these may be a big part of the portfolio. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

          HIGH-YIELD PORTFOLIO
          High-Yield Portfolio seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. It pursues its objectives by normally investing 65% of its assets in high-yield/high-risk fixed-income securities, and may at times invest all of its assets in these securities.

The following questions and answers are designed to help you better understand the Fixed-Income Portfolios' principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. A bond fund's average-weighted effective maturity and its duration are measures of how the fund may react to interest rate changes.

2. HOW DO THE FIXED-INCOME PORTFOLIOS MANAGE INTEREST RATE RISK?

          Each Fixed-Income Portfolio may vary the average-weighted effective maturity of its assets to reflect its portfolio manager's analysis of interest rate trends and other factors. A Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. The Portfolios may also use futures, options and other derivatives to manage interest rate risks.

            Investment objectives, principal investment strategies and risks  15

3. WHAT IS MEANT BY A PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Dollar-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY A PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK SECURITY?

          A high-yield/high-risk security (also called a "junk" bond) is a debt security rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Growth Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. Balanced Portfolio also invests in domestic and foreign equity securities with varying degrees of emphasis

 16 Janus Aspen Series
          on income. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk securities (less than 35% of each Portfolio's assets)

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          The Fixed-Income Portfolios invest primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk fixed-income securities and municipal obligations. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - common stocks

          - mortgage- and asset-backed securities

          - zero coupon, pay-in-kind and step coupon securities

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

            Investment objectives, principal investment strategies and risks  17

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

 18 Janus Aspen Series

RISKS FOR THE GROWTH, GLOBAL GROWTH AND BALANCED PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

The following questions and answers are designed to help you better understand some of the risks of investing in the Growth, Global Growth and Balanced Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH PORTFOLIO AFFECT ITS RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

            Investment objectives, principal investment strategies and risks  19

RISKS FOR FIXED-INCOME PORTFOLIOS

          Because the Portfolios invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. A Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

The following questions and answers are designed to help you better understand some of the risks of investing in the Fixed-Income Portfolios.

1. HOW DO THE FIXED-INCOME PORTFOLIOS DIFFER FROM EACH OTHER IN TERMS OF PRIMARY INVESTMENT TYPE, CREDIT RISK AND INTEREST RATE RISK?

          Flexible Income Portfolio and High-Yield Portfolio invest primarily in corporate bonds. High-Yield Portfolio's credit risk is generally higher than Flexible Income Portfolio. Flexible Income Portfolio's interest rate risk is generally higher than High-Yield Portfolio.

2. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

3. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to "Explanation of Rating Categories" on page 40 for a description of rating categories.

 20 Janus Aspen Series

RISKS COMMON TO ALL PORTFOLIOS

The following questions and answers discuss risks that apply to all Portfolios.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?

          High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

          The junk bond market can experience sudden and sharp price swings. Because Flexible Income Portfolio and High-Yield Portfolio may invest a significant portion of their assets in high-yield/high-risk securities, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

          Please refer to "Explanation of Rating Categories" on page 40 for a description of bond rating categories.

            Investment objectives, principal investment strategies and risks  21

3. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

4. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

          The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Portfolio's performance could suffer.

 22 Janus Aspen Series

                                                    Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                         Average Daily
                                                           Net Assets         Annual Rate      Expense Limit
     Fee Schedule                                         of Portfolio       Percentage (%)    Percentage (%)
     Growth Portfolio
     Aggressive Growth Portfolio                       First $300 Million         0.75               N/A(1)
     International Growth Portfolio                    Next $200 Million          0.70
     Worldwide Growth Portfolio                        Over $500 Million          0.65
     Balanced Portfolio
------------------------------------------------------------------------------------------------------------
     Flexible Income Portfolio                         First $300 Million         0.65              1.00(2)
                                                       Over $300 Million          0.55
------------------------------------------------------------------------------------------------------------
     High-Yield Portfolio                              First $300 Million         0.75              1.00(2)
                                                       Over $300 Million          0.65
------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to reduce Growth, Aggressive Growth, International Growth, Worldwide Growth and Balanced Portfolio's management fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory contracts. The effective rate is the management fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Fund, Janus Enterprise Fund, Janus Overseas Fund, Janus Worldwide Fund and Janus Balanced Fund were 0.65%, 0.69%, 0.66%, 0.65%, and 0.67%, respectively, for the quarter ended March 31, 1999.

(2) Janus Capital has agreed to limit the Portfolios' expenses as indicated until at least the next annual renewal of the advisory contracts.

                                                Management of the portfolios  23

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Janus Overseas Fund which he has co-managed since May 1998 and April 1998, respectively. He served as assistant portfolio manager for these funds since 1996. He is also assistant portfolio manager for Worldwide Growth Portfolio and Janus Worldwide Fund. Mr. Chang joined Janus Capital in 1993 after receiving a Masters Degree in Political Science from Stanford University. He is a Chartered Financial Analyst.

JAMES P. CRAIG, III
--------------------------------------------------------------------------------
            is Chief Investment Officer of Janus Capital. He is Executive
            Vice President and portfolio manager of Growth Portfolio, which he has managed since inception. He has managed Janus Fund since
            1986 and has co-managed Janus Venture Fund since February 1,
            1997. Mr. Craig previously managed Janus Venture Fund from its inception, to December 1993, Janus Balanced Fund from December
            1993 to December 1995 and Balanced Portfolio from September 1993 through April 1996. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

JAMES P. GOFF
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Aggressive Growth Portfolio, which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise
            Fund since its inception. Mr. Goff co-managed or managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Worldwide Growth Portfolio and co-manager of International Growth
            Portfolio, which she has managed or co-managed since inception.
            Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Balanced Portfolio, which he has managed since May 1996 and Equity Income Portfolio, which he has managed since inception. He is an assistant portfolio manager of Growth Portfolio. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Balanced Fund since January 1996 and Janus Equity Income Fund since inception.
            He has been an assistant portfolio manager of Janus Fund since January 1995. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

 24 Janus Aspen Series

SANDY R. RUFENACHT
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of High-Yield Portfolio, which he has managed or co-managed since October 1996.
            He previously co-managed Flexible Income Portfolio from January
            1997 to May 1998. Mr. Rufenacht joined Janus Capital in 1990 and has managed Janus Short-Term Bond Fund since January 1996. He is also the portfolio manager of Janus High-Yield Fund. He previously co-managed Janus Flexible Income Fund from June 1996 to February 1998. He holds a Bachelor of Arts in Business from the University of Northern Colorado.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Flexible
            Income Portfolio which he has managed or co-managed since its inception. He previously served as co-manager of High-Yield Portfolio, from its inception to May 1998. He managed Short-Term Bond Portfolio from its inception through April 1996. Mr. Speaker joined Janus Capital in 1986. He has managed or co-managed Janus Flexible Income Fund since December 1991 and previously managed both Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from inception through December 1995. He previously managed or co-managed Janus High-Yield Fund from its inception to February 1998. He holds a Bachelor of Arts in Finance from the University of Colorado and is a Chartered Financial Analyst.

            In January 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

ASSISTANT PORTFOLIO MANAGERS

DAVID C. DECKER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive
            Vice President and portfolio manager of Janus Special Situations Fund. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

RON SACHS
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio. Mr. Sachs joined Janus Capital in 1996 as a research analyst.
            Prior to coming to Janus, he worked as a consultant for Bain & Company and as an attorney for Willkie, Farr & Gallagher. Mr.
            Sachs graduated from Princeton cum laude with an undergraduate degree in economics. He obtained his law degree from the University of Michigan. Mr. Sachs is a Chartered Financial
            Analyst.

                                                Management of the portfolios  25

Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          YEAR 2000

          Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolios with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolios invest or worldwide markets and economies.

 26 Janus Aspen Series

                                                         Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio makes semi-annual distributions in June and December of substantially all of its investment income and an annual distribution in June of its net realized gains, if any. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under
          Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  27

Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

 28 Janus Aspen Series

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  29

Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years or the life of the Portfolio if less than five years. Items 1 through 9 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

                                       GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------
                                                                           Periods ending December 31
                                                              1998         1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                      $18.48      $15.51      $13.45      $10.57     $10.32
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                       0.05        0.15        0.17        0.28       0.09
  3. Net gains or losses on securities (both realized
     and unrealized)                                             6.36        3.34        2.29        2.90       0.20
  4. Total from investment operations                            6.41        3.49        2.46        3.18       0.29
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                    (0.05)      (0.15)      (0.17)      (0.30)     (0.04)
  6. Tax return of capital distributions                           --          --          --          --         --
  7. Distributions (from capital gains)                        (1.30)      (0.37)      (0.23)          --         --
  8. Total distributions                                       (1.35)      (0.52)      (0.40)      (0.30)     (0.04)
  9. NET ASSET VALUE, END OF PERIOD                            $23.54      $18.48      $15.51      $13.45     $10.57
 10. Total return                                              35.66%      22.75%      18.45%      30.17%      2.76%
 11. Net assets, end of period (in thousands)              $1,103,549    $608,281    $325,789    $126,911    $43,549
 12. Average net assets for the period (in thousands)        $789,454    $477,914    $216,125     $77,344    $26,464
 13. Ratio of gross expenses to average net assets              0.68%(6)    0.70%(5)    0.69%(4)    0.78%(3)     N/A
 14. Ratio of net expenses to average net assets                0.68%       0.69%       0.69%       0.76%      0.88%(1)(2)
 15. Ratio of net investment income to average net
     assets                                                     0.26%       0.91%       1.39%       1.24%      1.45%
 16. Portfolio turnover rate                                      73%        122%         87%        185%       169%
---------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.23% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(3) The ratio was 0.98% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.

 30 Janus Aspen Series

                                AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                          Periods ending December 31
                                                             1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                    $20.55      $18.24      $17.08      $13.62     $11.80
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                       --          --          --        0.24       0.11
  3. Net gains or losses on securities (both realized
     and unrealized)                                           7.09        2.31        1.36        3.47       1.82
  4. Total from investment operations                          7.09        2.31        1.36        3.71       1.93
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                      --          --          --      (0.25)     (0.11)
  6. Tax return of capital distributions                         --          --      (0.01)          --         --
  7. Distributions (from capital gains)                          --          --      (0.19)          --         --
  8. Total distributions                                         --          --      (0.20)      (0.25)     (0.11)
  9. NET ASSET VALUE, END OF PERIOD                          $27.64      $20.55      $18.24      $17.08     $13.62
 10. Total return                                            34.26%      12.66%       7.95%      27.48%     16.33%
 11. Net assets, end of period (in thousands)              $772,943    $508,198    $383,693    $185,911    $41,289
 12. Average net assets for the period (in thousands)      $576,444    $418,464    $290,629    $107,582    $14,152
 13. Ratio of gross expenses to average net assets            0.75%(6)    0.76%(5)    0.76%(4)    0.86%(3)     N/A
 14. Ratio of net expenses to average net assets              0.75%       0.76%       0.76%       0.84%      1.05%(1)(2)
 15. Ratio of net investment income to average net
     assets                                                 (0.36%)     (0.10%)     (0.27%)       0.58%      2.18%
 16. Portfolio turnover rate                                   132%        130%         88%        155%       259%
-------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.14% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(3) The ratio was 0.93% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.

                                                        Financial highlights  31

                                 INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1998        1997        1996        1995      1994(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $18.48     $15.72      $11.95       $9.72      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.13       0.11        0.05        0.09      (0.09)
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    3.07       2.80        4.06        2.16      (0.19)
  4. Total from investment operations                               3.20       2.91        4.11        2.25      (0.28)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.14)     (0.11)      (0.11)      (0.02)          --
  6. Dividends (in excess of net investment income)                   --         --          --          --          --
  7. Tax return of capital distributions                              --         --          --          --          --
  8. Distributions (from capital gains)                               --     (0.01)      (0.23)          --          --
  9. Distributions (in excess of realized gains)                  (0.27)     (0.03)          --          --          --
 10. Total distributions                                          (0.41)     (0.15)      (0.34)      (0.02)          --
 11. NET ASSET VALUE, END OF PERIOD                               $21.27     $18.48      $15.72      $11.95       $9.72
 12. Total return*                                                17.23%     18.51%      34.71%      23.15%     (2.80%)
 13. Net assets, end of period (in thousands)                   $311,110    $161,091    $27,192      $1,608      $1,353
 14. Average net assets for the period (in thousands)           $234,421    $96,164      $7,437      $1,792      $1,421
 15. Ratio of gross expenses to average net assets**               0.86%(6)   0.96%(5)    1.26%(4)    2.69%(3)      N/A
 16. Ratio of net expenses to average net assets**                 0.86%      0.96%       1.25%       2.50%       2.50%(2)
 17. Ratio of net investment income to average net assets**        0.73%      0.70%       0.62%     (0.80%)     (1.30%)
 18. Portfolio turnover rate**                                       93%        86%         65%        211%        275%
------------------------------------------------------------------------------------------------------------------------

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) May 1, 1994 (inception) through December 31, 1994.
(2) The ratio was 4.67% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(3) The ratio was 3.57% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(4) The ratio was 2.21% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(5) The ratio was 1.08% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(6) The ratio was 0.95% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.

 32 Janus Aspen Series

                                     WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ending December 31
                                                                   1998          1997         1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $23.39        $19.44      $15.31      $12.07     $11.89
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.16          0.16        0.16        0.11       0.04
  3. Net gains or losses on securities (both realized and
     unrealized)                                                      6.59          4.14        4.27        3.19       0.14
  4. Total from investment operations                                 6.75          4.30        4.43        3.30       0.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.18)        (0.17)      (0.17)      (0.06)         --
  6. Dividends (in excess of net investment income)                     --        (0.02)          --          --         --
  7. Tax return of capital distributions                                --            --          --          --         --
  8. Distributions (from capital gains)                                 --        (0.16)      (0.13)          --         --
  9. Distributions (in excess of realized gains)                    (0.87)            --          --          --         --
 10. Total distributions                                            (1.05)        (0.35)      (0.30)      (0.06)         --
 11. NET ASSET VALUE, END OF PERIOD                                 $29.09        $23.39      $19.44      $15.31     $12.07
 12. Total return                                                   28.92%        22.15%      29.04%      27.37%      1.53%
 13. Net assets, end of period (in thousands)                   $2,890,375    $1,576,548    $582,603    $108,563    $37,728
 14. Average net assets for the period (in thousands)           $2,217,695    $1,148,951    $304,111     $59,440    $22,896
 15. Ratio of gross expenses to average net assets                   0.72%(6)      0.74%(5)    0.80%(4)    0.90%(3)     N/A
 16. Ratio of net expenses to average net assets                     0.72%         0.74%       0.80%       0.87%      1.18%(1)(2)
 17. Ratio of net investment income to average net assets            0.64%         0.67%       0.83%       0.95%      0.50%
 18. Portfolio turnover rate                                           77%           80%         62%        113%       217%
----------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.49% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The ratio was 1.09% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(4) The ratio was 0.91% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(5) The ratio was 0.81% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

                                                        Financial highlights  33

                                       BALANCED PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $17.47      $14.77     $13.03      $10.63      $10.64
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.39        0.34       0.32        0.17        0.15
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                    5.51        2.89       1.81        2.45      (0.06)
  4. Total from investment operations                               5.90        3.23       2.13        2.62        0.09
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.38)      (0.35)     (0.30)      (0.22)      (0.10)
  6. Tax return of capital distributions                              --          --         --          --          --
  7. Distributions (from capital gains)                           (0.45)      (0.18)     (0.09)          --          --
  8. Distributions (in excess of realized gains)                  (0.04)          --         --          --          --
  9. Total distributions                                          (0.87)      (0.53)     (0.39)      (0.22)      (0.10)
 10. NET ASSET VALUE, END OF PERIOD                               $22.50      $17.47     $14.77      $13.03      $10.63
 11. Total return                                                 34.28%      22.10%     16.18%      24.79%       0.84%
 12. Net assets, end of period (in thousands)                   $882,495    $362,409    $85,480     $14,021      $3,153
 13. Average net assets for the period (in thousands)           $555,002    $176,432    $43,414      $5,739      $2,336
 14. Ratio of gross expenses to average net assets                 0.74%(6)    0.83%(5)   0.94%(4)    1.37%(3)      N/A
 15. Ratio of net expenses to average net assets                   0.74%       0.82%      0.92%       1.30%       1.57%(1)(2)
 16. Ratio of net investment income to average net assets          2.41%       2.87%      2.92%       2.41%       1.90%
 17. Portfolio turnover rate                                         70%        139%       103%        149%        158%
------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(3) The ratio was 1.55% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(4) The ratio was 1.07% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(5) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.

 34 Janus Aspen Series

                                    FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $11.78     $11.24      $11.11       $9.48       $9.97
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.64       0.67        0.74        0.53        0.47
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    0.41       0.62        0.24        1.70      (0.56)
  4. Total from investment operations                               1.05       1.29        0.98        2.23      (0.09)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.67)     (0.64)      (0.72)      (0.60)      (0.40)
  6. Tax return of capital distributions                              --         --          --          --          --
  7. Distributions (from capital gains)                           (0.11)     (0.11)      (0.13)          --          --
  8. Total distributions                                          (0.78)     (0.75)      (0.85)      (0.60)      (0.40)
  9. NET ASSET VALUE, END OF PERIOD                               $12.05     $11.78      $11.24      $11.11       $9.48
 10. Total return                                                  9.11%     11.76%       9.19%      23.86%     (0.91%)
 11. Net assets, end of period (in thousands)                   $129,582    $54,098     $25,315     $10,831      $1,924
 12. Average net assets for the period (in thousands)            $86,627    $36,547     $17,889      $5,556      $1,636
 13. Ratio of gross expenses to average net assets                 0.73%      0.75%       0.84%       1.07%         N/A
 14. Ratio of net expenses to average net assets                   0.73%      0.75%       0.83%       1.00%       1.00%(1)
 15. Ratio of net investment income to average net assets          6.36%      6.90%       7.31%       7.46%       5.49%
 16. Portfolio turnover rate                                        145%       119%        250%        236%        234%
------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 1.35% before waiver of certain fees incurred by the Portfolio.

                                                        Financial highlights  35

                          HIGH-YIELD PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------
                                                                   Periods ending December 31
                                                                  1998        1997      1996(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                        $11.78      $10.83      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                         0.87        0.70        0.43
  3. Net gains or losses on securities (both realized and
     unrealized)                                                 (0.70)        0.99        0.80
  4. Total from investment operations                              0.17        1.69        1.23
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                      (0.89)      (0.68)      (0.40)
  6. Tax return of capital distributions                             --          --          --
  7. Distributions (from capital gains)                          (0.05)      (0.06)          --
  8. Distributions (in excess of realized gains)                 (0.16)          --          --
  9. Total distributions                                         (1.10)      (0.74)      (0.40)
 10. NET ASSET VALUE, END OF PERIOD                              $10.85      $11.78      $10.83
 11. Total return*                                                1.26%      15.98%      12.40%
 12. Net assets, end of period (in thousands)                    $2,977      $2,914        $783
 13. Average net assets for the period (in thousands)            $3,281      $1,565        $459
 14. Ratio of gross expenses to average net assets**              1.00%(4)    1.00%(3)     1.01(2)
 15. Ratio of net expenses to average net assets**                1.00%       1.00%       1.00%
 16. Ratio of net investment income to average net assets**       7.76%       7.98%       5.74%
 17. Portfolio turnover rate**                                     301%        299%        301%
------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) May 1, 1996 (inception) through December 31, 1996.
(2) The ratio was 6.29% before waiver of certain fees incurred by the Portfolio.
(3) The ratio was 3.27% before waiver of certain fees incurred by the Portfolio.
(4) The ratio was 2.11% before waiver of certain fees incurred by the Portfolio.

 36 Janus Aspen Series

                                                    Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive

                                                Glossary of investment terms  37
          income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 38 Janus Aspen Series

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

                                                Glossary of investment terms  39
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

 40 Janus Aspen Series

                                                Explanation of rating categories

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

                                            Explanation of rating categories  41

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

 42 Janus Aspen Series

SECURITIES HOLDINGS BY RATING CATEGORY

          During the fiscal period ended December 31, 1998, the percentage of securities holdings for the following Portfolios by rating category based upon a weighted monthly average was:

                                               FLEXIBLE INCOME PORTFOLIO
                ----------------------------------------------------------------------------------------
                    BONDS-S&P RATING:
                 AAA                                                                       24%
                 AA                                                                         4%
                 A                                                                         13%
                 BBB                                                                       18%
                 BB                                                                        13%
                 B                                                                         15%
                 CCC                                                                        1%
                 CC                                                                         0%
                 C                                                                          0%
                 Preferred Stock                                                            2%
                 Cash and Options                                                          10%
                 TOTAL                                                                    100%
                ----------------------------------------------------------------------------------------

                                                  HIGH-YIELD PORTFOLIO
                ----------------------------------------------------------------------------------------
                    BONDS-S&P RATING:
                 AAA                                                                        3%
                 AA                                                                         0%
                 A                                                                          0%
                 BBB                                                                        1%
                 BB                                                                         2%
                 B                                                                         60%
                 CCC                                                                        2%
                 CC                                                                         0%
                 C                                                                          0%
                 Preferred Stock                                                            3%
                 Cash and Options                                                          29%
                 TOTAL                                                                    100%
                ----------------------------------------------------------------------------------------

          No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended December 31, 1998.

                                            Explanation of rating categories  43

[JANUS LOGO]

        1-800-29JANUS
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                                     [JANUS LOGO]

                         Janus Aspen Series

                                       PROSPECTUS
                                       MAY 1, 1999
                                       Growth Portfolio

                         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                         Janus Aspen Series consists of eleven mutual funds (the "Portfolios"), one of which is described in this prospectus. Each Portfolio currently offers two classes of shares. The Institutional Shares, (the "Shares"), are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts, as well as certain qualified retirement plans.

                         Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                         This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Growth Portfolio.............................    2
                   Fees and expenses............................    5
                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objective and principal investment
                   strategies...................................    7
                   General portfolio policies...................    9
                   Risks for Growth Portfolio...................   12
                   Investment Techniques........................   12
                MANAGEMENT OF THE PORTFOLIO
                   Investment adviser...........................   15
                   Management expenses and expense limits.......   16
                   Investment personnel.........................   17
                OTHER INFORMATION...............................   18
                DISTRIBUTIONS AND TAXES
                   Distributions................................   20
                   Taxes........................................   20
                SHAREHOLDER'S GUIDE
                   Pricing of Portfolio Shares..................   22
                   Purchases....................................   22
                   Redemptions..................................   23
                   Shareholder communications...................   23
                FINANCIAL HIGHLIGHTS............................   24
                GLOSSARY
                   Glossary of investment terms.................   26


                                                            Table of contents  1

Risk return summary

GROWTH PORTFOLIO

               The Growth Portfolio is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT IS THE INVESTMENT OBJECTIVE OF THE GROWTH PORTFOLIO?

--------------------------------------------------------------------------------

               - GROWTH PORTFOLIO seeks long-term growth of capital in a
                 manner consistent with the preservation of capital.

               The Portfolio's Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE GROWTH PORTFOLIO?

               The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks for companies with earnings growth potential one at a time. If the portfolio manager is unable to find investments with earnings growth potential, a significant portion of the Portfolio's assets may be in cash or similar investments.

               Growth Portfolio invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE GROWTH PORTFOLIO?

               The biggest risk is that the Portfolio's returns may vary, and you could lose money. If you are considering investing in Growth Portfolio, remember that it is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

 2 Janus Aspen Series

               The value of the Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Portfolio could also decrease if the stock market goes down. If the value of the Portfolio decreases, its net asset value (NAV) will also decrease, which means if you sell your shares in the Portfolio you would get back less money.

               An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  3

               The following information provides some indication of the risks of investing in Growth Portfolio by showing how Growth Portfolio's performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Shares of the Portfolio for the periods indicated to a broad-based securities market index.

               GROWTH PORTFOLIO - INSTITUTIONAL SHARES

               A BAR CHART showing Total Annual Returns for Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      2.76%   30.17%   18.45%   22.75%   35.66%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  27.71%  Worst Quarter 3rd-1998 (10.92%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                               Since Inception
                                          1 year    5 years       (9/13/93)
                Growth Portfolio -
                  Institutional
                  Shares                  35.66%    21.41%         20.91%
                S&P 500 Index*            28.74%    24.08%         23.06%
                                      ----------------------------------------

                * The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.

               Growth Portfolio's past performance does not necessarily indicate how it will perform in the future.

 4 Janus Aspen Series

FEES AND EXPENSES

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolio. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

               ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

                                                          Risk return summary  5

               This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. The information shown is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended December 31, 1998. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                    Total Annual Fund                          Total Annual Fund
                                                                    Operating Expenses                         Operating Expenses
                                           Management      Other      Without Waivers          Total              With Waivers
                                              Fee         Expenses     or Reductions*  Waivers and Reductions    or Reductions*
    Growth Portfolio                         0.72%          0.03%          0.75%               0.07%                  0.68%

--------------------------------------------------------------------------------
   * All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for Growth Portfolio reduce the Management Fee to the level of Janus Fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 Year     3 Years    5 Years    10 Years
                                   -----------------------------------------
    Growth Portfolio                $ 77       $240      $  417      $  930

 6 Janus Aspen Series

                                      Investment objective, principal investment
                                                 strategies and risks

               Growth Portfolio has a similar investment objective and similar principal investment strategies to Janus Fund. Although it is anticipated that the Portfolio and Janus Fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of Growth Portfolio and Janus Fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

               This section takes a closer look at the investment objective of Growth Portfolio, its principal investment strategies and certain risks of investing in Growth Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus on pages 12-14 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

               Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

              Investment objective, principal investment strategies and risks  7

The following questions and answers are designed to help you better understand Growth Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               The Portfolio may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. In other words, he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. He makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolio. Income realized on the Portfolio's investments will be incidental to its objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio manager seeks companies that meet his selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Although Growth Portfolio does not emphasize companies of any particular size, a Portfolio

 8 Janus Aspen Series
               with a larger asset base is more likely to invest in larger, more established issuers.

GENERAL PORTFOLIO POLICIES

               Unless otherwise stated, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               When the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. However, the portfolio manager may also temporarily increase the Portfolio's cash position to protect its assets or maintain liquidity.

               When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

               OTHER TYPES OF INVESTMENTS
               Growth Portfolio invests primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The Portfolio may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

               - debt securities

               - indexed/structured securities

              Investment objective, principal investment strategies and risks  9

               - high-yield/high-risk securities (less than 35% of the
                 Portfolio's assets)

               - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               The Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

               SPECIAL SITUATIONS
               The Portfolio may invest in special situations. A special situation arises when, in the opinion of the Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The

 10 Janus Aspen Series

               Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Portfolio generally intends to purchase securities for long-term investment although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in the Portfolio's holdings whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

             Investment objective, principal investment strategies and risks  11

RISKS FOR GROWTH PORTFOLIO

               Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio's share price may also decrease. The Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

The following questions and answers are designed to help you better understand some of the risks of investing in Growth Portfolio.

1. THE PORTFOLIO MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS PERFORMANCE?

               The Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic

 12 Janus Aspen Series
               securities because the Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

               - CURRENCY RISK. As long as the Portfolio holds a foreign
                 security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

             Investment objective, principal investment strategies and risks  13

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?

               High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

5. HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

               The Portfolio may use futures, options and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio manager believes the use of these instruments will benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

6. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

               The portfolio manager carefully researches each potential investment before making an investment decision and, among other things, considers Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information the portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Portfolio's performance could suffer.

 14 Janus Aspen Series

                                                     Management of the portfolio

INVESTMENT ADVISER

               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Portfolio and is responsible for the day-to-day management of the investment portfolio and other business affairs of the Portfolio.

               Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

               Participating insurance companies that purchase the Portfolio's shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

                                                 Management of the portfolio  15

MANAGEMENT EXPENSES AND EXPENSE LIMITS

               The Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with the Portfolio spells out the management fee and other expenses that the Portfolio must pay. The Portfolio is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of the Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                        Average Daily
                         Net Assets         Annual Rate      Expense Limit
     Fee Schedule       of Portfolio       Percentage (%)    Percentage (%)
---------------------------------------------------------------------------
     Growth Portfolio First $300 Million        0.75               N/A(1)
                      Next $200 Million         0.70
                      Over $500 Million         0.65
---------------------------------------------------------------------------

(1) Janus Capital has agreed to reduce Growth Portfolio's management fee to the extent that such fee exceeds the effective rate of the Janus Fund. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory contracts. The effective rate is the management fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rate of Janus Fund was 0.65%, for the quarter ended March 31, 1999.

 16 Janus Aspen Series

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

JAMES P. CRAIG, III
--------------------------------------------------------------------------------
                   is Chief Investment Officer of Janus Capital. He is
                   Executive Vice President and portfolio manager of Growth Portfolio, which he has managed since inception. He has managed Janus Fund since 1986 and has co-managed Janus Venture Fund since February 1, 1997. Mr. Craig previously managed Janus Venture Fund from its inception, to December 1993, Janus Balanced Fund from December 1993 to December
                   1995 and Balanced Portfolio from September 1993 through
                   April 1996. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

ASSISTANT PORTFOLIO MANAGER

DAVID C. DECKER
--------------------------------------------------------------------------------
                   is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive Vice President and portfolio manager of Janus Special Situations Fund. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

                                                 Management of the portfolio  17

Other information

               CLASSES OF SHARES

               The Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of the Portfolio are offered by separate prospectus and are available only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

               CONFLICTS OF INTEREST

               The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolio (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of the Portfolio to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement

 18 Janus Aspen Series

               Shares of the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

               YEAR 2000

               Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolio with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolio invests or worldwide markets and economies.

                                                           Other information  19

Distributions and taxes

DISTRIBUTIONS

               To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute net income and any net gains realized on its investments annually. The Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

               Each class of the Portfolio makes semi-annual distributions in June and December of substantially all of its investment income and an annual distribution in June of its net realized gains, if any. All dividends and capital gains distributions from Shares of the Portfolio will automatically be reinvested into additional Shares of the Portfolio.

               HOW DISTRIBUTIONS AFFECT NAV

               Distributions are paid to shareholders as of the record date of the distribution of the Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of the Portfolio's Shares. The Share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

               TAXES ON DISTRIBUTIONS

               Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a

 20 Janus Aspen Series

               10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

               TAXATION OF THE PORTFOLIO

               Dividends, interest and some gains received by the Portfolio on foreign securities may be subject to withholding of foreign taxes. The Portfolio may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio which will reduce its investment income.

               The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  21

Shareholder's guide

               INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIO DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

               Investments will be processed at the NAV next determined after an order is received and accepted by the Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

               To the extent the Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

               Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other

 22 Janus Aspen Series
               designated organizations are authorized to receive purchase orders on the Portfolio's behalf.

               The Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of the Portfolio. Although there is no present intention to do so, the Portfolio may discontinue sales of its shares if management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in the Portfolio would be permitted to continue to authorize investment in the Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

               Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

               Shares of the Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

SHAREHOLDER COMMUNICATIONS

               Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolio. Each report will show the investments owned by the Portfolio and the market values thereof, as well as other information about the Portfolio and its operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  23

Financial highlights

               The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years. Items 1 through 9 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

 24 Janus Aspen Series

                          GROWTH PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------
                                                    Periods ending December 31
                                         1998        1997       1996       1995       1994
  1. NET ASSET VALUE, BEGINNING OF
     PERIOD                               $18.48     $15.51     $13.45     $10.57    $10.32
     INCOME FROM INVESTMENT
     OPERATIONS:
  2. Net investment income                  0.05       0.15       0.17       0.28      0.09
  3. Net gains or losses on
     securities (both realized and
     unrealized)                            6.36       3.34       2.29       2.90      0.20
  4. Total from investment
     operations                             6.41       3.49       2.46       3.18      0.29
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment
     income)                              (0.05)     (0.15)     (0.17)     (0.30)    (0.04)
  6. Tax return of capital
     distributions                            --         --         --         --        --
  7. Distributions (from capital
     gains)                               (1.30)     (0.37)     (0.23)         --        --
  8. Total distributions                  (1.35)     (0.52)     (0.40)     (0.30)    (0.04)
  9. NET ASSET VALUE, END OF PERIOD       $23.54     $18.48     $15.51     $13.45    $10.57
 10. Total return                         35.66%     22.75%     18.45%     30.17%     2.76%
 11. Net assets, end of period (in
     thousands)                       $1,103,549   $608,281   $325,789   $126,911   $43,549
 12. Average net assets for the
     period (in thousands)              $789,454   $477,914   $216,125    $77,344   $26,464
 13. Ratio of gross expenses to
     average net assets                    0.68%(6)   0.70%(5)   0.69%(4)   0.78%(3)    N/A
 14. Ratio of net expenses to
     average net assets                    0.68%      0.69%      0.69%      0.76%     0.88%(1)(2)
 15. Ratio of net investment income
     to average net assets                 0.26%      0.91%      1.39%      1.24%     1.45%
 16. Portfolio turnover rate                 73%       122%        87%       185%      169%
--------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.23% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(3) The ratio was 0.98% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.

                                                        Financial highlights  25

Glossary of investment terms

               This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objectives and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

 26 Janus Aspen Series

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that the Portfolio recognize taxable income, which

                                                Glossary of investment terms  27
               in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by the Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

 28 Janus Aspen Series

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market

                                                Glossary of investment terms  29
               interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

 30 Janus Aspen Series

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

                                                Glossary of investment terms  31

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolio may purchase and write put and call options on securities, securities indices and foreign currencies.

 32 Janus Aspen Series

[JANUS LOGO]

          1-800-29JANUS
          100 Fillmore Street
          Denver, Colorado 80206-4928
          janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolio.
The Statement of Additional Information provides detailed information about the Portfolio and is incorporated into this Prospectus by reference. You may review the Portfolio's Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736